                        HARTFORD LIFE INSURANCE COMPANY
                        PROSPECTUS IS DATED: MAY 1, 1996
                       REVISED EFFECTIVE: JANUARY 6, 1997

This prospectus describes Director Life, a modified single premium variable life insurance contract ("Contract" or "Contracts") offered by Hartford Life Insurance Company ("Hartford Life") to applicants age 90 and under. The Contract lets the Contract Owner pay a single premium and, subject to restrictions, additional premiums.

The Contract is a modified endowment contract for federal income tax purposes, except in certain cases described under "Federal Tax Considerations," page 21. A loan, distribution or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Any amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

Generally, the minimum initial premium Hartford Life will accept is $10,000. The initial premium will be allocated to HVA Money Market Fund, Inc. After the Right to Cancel Period has expired, the amount so allocated will be transferred to the Funds specified in the Contract Owner's application. The Funds presently are Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., and HVA Money Market Fund, Inc.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Funds to which premiums have been allocated. The Contract Owner bears the investment risk for all amounts so allocated. The Contract continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Contract ("Deduction Amount"). The Contract may terminate if the Cash Surrender Value is insufficient to cover a Deduction Amount and, after expiration of a specified period, no additional premium payments are made.

The Contracts provide for a Face Amount, which is the minimum death benefit under the Contract. The death benefit ("Death Benefit") may be greater than the Face Amount. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. However, while the Contract is in force, the Death Benefit will never be less than the Face Amount. At the death of the Insured, we will pay the death proceeds ("Death Proceeds") to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract.

--------------------------------------------------------------------------------

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY ANY BANK, NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY   OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

2                                                Hartford Life Insurance Company
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                               Table of Contents

                                                                           Page
                                                                           ----
 Special Terms...........................................................    4
 Summary.................................................................    5
 The Company.............................................................    7
 The Separate Account....................................................    7
   General...............................................................    7
   Funds.................................................................    7
   Investment Adviser....................................................    9
 The Contract............................................................    9
   Application for a Contract............................................    9
   Premiums..............................................................   10
   Allocation of Premiums................................................   10
   Accumulation Unit Values..............................................   10
 Deductions and Charges..................................................   10
   Monthly Deductions....................................................   10
   Annual Maintenance Fee................................................   12
   Taxes Charged Against the Separate Account............................   12
   Charges Against the Funds.............................................   12
   Contingent Deferred Sales Charge......................................   12
   Premium Tax Charge....................................................   12
 Contract Benefits and Rights............................................   12
   Death Benefit.........................................................   12
   Account Value.........................................................   13
   Transfer of Account Value.............................................   13
   Contract Loans........................................................   13
   Amount Payable on Surrender of the Contract...........................   14
   Partial Withdrawals...................................................   14
   Benefits at Maturity..................................................   14
   Lapse and Reinstatement...............................................   15
   Cancellation and Exchange Rights......................................   15
   Suspension of Valuation, Payments and Transfers.......................   15
 Last Survivor Contracts.................................................   15
 Other Matters...........................................................   16
   Voting Rights.........................................................   16
   Statements to Contract Owners.........................................   16
   Limit on Right to Contest.............................................   16
   Misstatement as to Age and Sex........................................   16
   Payment Options.......................................................   16
   Beneficiary...........................................................   18
   Assignment............................................................   18
   Dividends.............................................................   18
 Executive Officers and Directors........................................   19
 Distribution of the Contracts...........................................   21
 Safekeeping of the Separate Account's Assets............................   21
 Federal Tax Considerations..............................................   21
   General...............................................................   21
   Taxation of Hartford Life and the Separate Account....................   21
   Income Taxation of Contract Benefits..................................   22
   Last Survivor Contracts...............................................   22
   Modified Endowment Contracts..........................................   22
   Estate and Generation Skipping Taxes..................................   22
   Diversification Requirements..........................................   23
   Ownership of the Assets in the Separate Account.......................   23

Hartford Life Insurance Company                                                3
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
                                                                           Page
                                                                           ----
   Life Insurance Purchased for Use in Split Dollar Arrangements.........   23
   Federal Income Tax Withholding........................................   23
   Non-Individual Ownership of Contracts.................................   24
   Other.................................................................   24
   Life Insurance Purchases by Nonresident Aliens and Foreign
    Corporations.........................................................   24
 Legal Proceedings.......................................................   24
 Legal Matters...........................................................   24
 Experts.................................................................   24
 Registration Statement..................................................   24
 Appendix A..............................................................   25

               The Contracts may not be available in all states.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                                Hartford Life Insurance Company
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                                 Special Terms

As used in this Prospectus, the following terms have the indicated meanings:

Account Value The current value of Accumulation Units plus the value of the Loan Account under the Contract.

Accumulation Unit: An accounting unit of measure used to calculate the value of a Sub-Account.

Annual Withdrawal Amount: The amount of a surrender or partial withdrawal that is not subject to the contingent deferred sales charge. This amount in any Contract year is the greater of 10% of premiums or 100% of cumulative earnings (Account Value less premiums paid).

Cash Surrender Value: The Account Value less any contingent deferred sales charge and additional premium tax charge and all Indebtedness.

Code: The Internal Revenue Code of 1986, as amended.

Contract Anniversary: The yearly anniversary of the Contract Date.

Contract Date: A date not later than three business days after receipt of the initial premium at Hartford Life's Home Office.

Contract Owner: The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

Contract Years: Annual periods computed from the Contract Date.

Coverage Amount: The Death Benefit less the Account Value.

Death Benefit: The greater of (1) the Face Amount specified in the Contract or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the Contract.

Death Proceeds: The amount that we will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

Deduction Amount: A deduction on the Contract Date and on each Monthly Activity Date for the cost of insurance, a tax expense charge, an administrative charge and a mortality and expense risk charge.

Face Amount: On the Contract Date, the initial Face Amount is the amount shown on the Contract's Specifications page. Thereafter, the Face Amount is reduced by any partial withdrawals.

Funds: The registered management investment companies in which assets of the Separate Account may be invested.

Guideline Single Premium: The "Guideline Single Premium" as defined in Section 7702 of the Code.

Home Office: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

Indebtedness: All monies owed to Hartford Life by the Contract Owner. These monies include all outstanding loans on the Contract, including any interest due or accrued Deduction Amount or annual maintenance fee.

Insured: The person on whose life the Contract is issued.

Loan Account: An account in Hartford Life's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

Monthly Activity Date: The day of each month on which the Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date.

Separate Account: Separate Account Five, an account established by Hartford Life to separate the assets funding the Contracts from other assets of Hartford Life.

Sub-Account: The subdivisions of the Separate Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Funds.

Valuation Day: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

Valuation Period: The period between the close of business on successive Valuation Days.

Hartford Life Insurance Company                                                5
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                                    Summary
                                  The Contract

    The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will, and the Death Benefit may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. The Contracts are credited with units ("Accumulation Units") to calculate cash values. The Contract Owner may transfer the cash values among the Funds.

    The Contracts can be issued on a single life or "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page 15.
                       The Separate Account and the Funds

    Separate Account Five ("Separate Account") funds the variable life insurance Contracts offered by this prospectus. Hartford Life established the Separate Account pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. The Contracts currently offer eleven (11) sub-accounts ("Sub-Accounts"), each investing exclusively in a Fund. If an initial premium is submitted with an application for a Contract, it will be allocated, within three business days of receipt at Hartford Life's Home Office, to HVA Money Market Fund, Inc. After the expiration of the Right to Cancel Period, the values in HVA Money Market Fund, Inc. will be allocated to one or more of the Funds as specified in the Contract Owner's application. See "The Contract -- Allocation of Premiums," page 10.

    Currently, the Funds are Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., and HVA Money Market Fund, Inc. Applicants should read the prospectuses for the Funds accompanying this prospectus in connection with the purchase of a Contract. The investment objectives of the Funds are as set forth in "The Separate Account," page 7.

    Total fund operating expenses in 1995, including management fees, were .65% for the Hartford Advisers Fund; .53% for the Hartford Bond Fund; .68% for the Hartford Capital Appreciation Fund; .77% for the Hartford Dividend and Growth Fund; .39% for the Hartford Index Fund; .65% for the Hartford International Advisors Fund; .86% for the Hartford International Opportunities Fund; .47% for the Hartford Mortgage Securities Fund; .48% for the Hartford Stock Fund; and
 .45% for the HVA Money Market Fund. The Hartford Small Company Fund became effective on August 9, 1996.

    The investment adviser for all the Funds is The Hartford Investment Management Company, a wholly-owned subsidiary of Hartford Life Insurance Company. The Hartford Investment Management Company retains a sub-investment adviser with respect to some of the Funds. See "The Separate Account," page 7.
                                    Premiums

    The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, Applicants between the ages of 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. Hartford Life may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford Life will accept is $10,000. Hartford Life may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.
                             Deductions and Charges

    On the Contract Date and on each Monthly Activity Date, Hartford Life will deduct a Deduction Amount from the Account Value. The Deduction Amount will be made pro rata respecting each Sub-Account attributable to the Contract. The Deduction Amount includes a cost of insurance charge, tax expense charge, administrative charge and a mortality and expense risk charge. The monthly cost of insurance charge is to cover Hartford Life's anticipated mortality costs. In addition, Hartford Life will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates Hartford Life for premium taxes

6                                                Hartford Life Insurance Company
--------------------------------------------------------------------------------

imposed by various states and local jurisdictions and for federal taxes imposed under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The premium tax deduction represents an average premium tax of 2.5% of premiums over ten years. Hartford Life will deduct from the Account Value attributable to the Separate Account a monthly administrative charge equal to an annual rate of 0.25%. This charge compensates Hartford Life for administrative expenses incurred in the administration of the Separate Account and the Contracts. Hartford Life will also deduct from the Account Value attributable to the Separate Account a monthly charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford Life assumes in relation to the variable portion of the Contracts. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date the Contract may lapse. See "Deductions and Charges -- Monthly Deductions," page 10 and "Contract Benefits and Rights -- Lapse and Reinstatement," page 15.

    If the Account Value on a Contract Anniversary is less than $50,000, Hartford Life will deduct on such date an annual maintenance fee of $30. This fee will help reimburse Hartford Life for administrative and maintenance costs of the Contracts. See "Deductions and Charges -- Annual Maintenance Fee," page 12.

    Hartford Life may set up a provision for income taxes against the assets of the Separate Account. See "Deductions and Charges -- Charges Against the Separate Account," page 12 and "Federal Tax Considerations," page 21.

    Applicants should review the prospectuses for the Funds which accompany this prospectus for a description of the charges assessed against the assets of the Funds.

    Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Contract Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Contract Years 4 through 5, this charge is 6%. In Contract Years 6 through 7, this charge is 4%. In Contract Years 8 through 9, this charge is 2%. After the 9th Contract Year, there is no charge. The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford Life in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses. See "Deductions and Charges -- Contingent Deferred Sales Charge," page 12.

    During the first nine Contract Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. See "Deductions and Charges -- Premium Tax Charge," page 12.

    For a discussion of the tax consequences of surrender of the Contract or a partial withdrawal, see "Federal Tax Considerations," page 21.
                                 Death Benefit

    The Contracts provide for a Face Amount which is the minimum Death Benefit under the Contract. The Death Benefit may be greater than the Face Amount. At the death of the Insured, we will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Contract. See "Contract Benefits and Rights -- Death Benefit," page 12.
                                 Account Value

    The Account Value of the Contract will increase or decrease to reflect the investment experience of the Funds applicable to the Contract and deductions for the monthly Deduction Amount. There is no minimum guaranteed Account Value and the Contract Owner bears the risk of the investment in the Funds. See "Contract Benefits and Rights -- Account Value," page 13.
                                 Contract Loans

    A Contract Owner may obtain one or both of two types of cash loans from Hartford Life. Both types of loans are secured by the Contract. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the difference of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount. See "Contract Benefits and Rights -- Contract Loans," page 13.
                                     Lapse

    Under certain circumstances a Contract may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. Hartford Life will give written notice to the Contract Owner and a 61 day grace period during which additional amounts may be paid to continue the Contract. See "Contract Benefits and Rights -- Contract Loans," page 13 and "Lapse and Reinstatement," page 15.
                        Cancellation and Exchange Rights

    An applicant has a limited right to return his or her Contract for cancellation. If the applicant returns the Contract, by mail or hand delivery, to Hartford Life or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the applicant (in certain cases, this free-look period is longer), Hartford Life will return to the applicant within 7 days thereafter the greater of the premiums paid for the Contract or the sum of
(1) the

Hartford Life Insurance Company                                                7
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Account Value on the date the returned Contract is received by Hartford Life or its agent and (2) any deductions under Contract or by the Funds for taxes, charges or fees.

    In addition, once the Contract is in effect it may be exchanged during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. See "Contract Benefits and Rights -- Cancellation and Exchange Rights," page 15.
                                Tax Consequences

    The current Federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Considerations," page 21.
                                  The Company

    Hartford Life Insurance Company ("Hartford Life") was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. The offices of Hartford Life are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999.

    Hartford Life is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

    Hartford Life is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford Life is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability.

    These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under the Contracts are the general corporate obligations of Hartford Life. These ratings do not apply to Hartford Life's ability to meet its insurance obligations under the Contract.

    Hartford Life is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of Hartford Life for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years. In addition, Hartford Life is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts. Hartford Life is also subject to various Federal and State securities laws and regulations.
                              The Separate Account
                                    General
    Separate Account Five ("Separate Account") is a separate account of Hartford Life established on August 17, 1994 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets for the Separate Account are not chargeable with liabilities arising out of any other business which Hartford Life may conduct.
                                     Funds
    The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Funds. A Contract Owner may allocate premiums among the Funds. Contract Owners should review the following brief descriptions of the investment objectives of the Funds in connection with that allocation. There is no assurance that any of the Funds will achieve its stated objectives. Contract Owners are also advised to read the prospectuses for the Funds accompanying this prospectus for more detailed information.

 Hartford Advisers Fund, Inc.

    The investment objective of the Hartford Advisers Fund, Inc. is to achieve maximum long term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments. The investment adviser will vary the investments of the Fund among equity and debt securities and money market instruments depending upon its analysis of market trends. Total rate of return consists of current income, including dividends, interest and discount accruals and capital appreciation.

8                                                Hartford Life Insurance Company
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 Hartford Bond Fund, Inc.

    The investment objective of the Hartford Bond Fund, Inc. is to achieve maximum current income consistent with preservation of capital by investing primarily in bonds. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moodys or "BB" by S&P) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high-yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

 Hartford Capital Appreciation Fund, Inc.

    The investment objective of the Hartford Capital Appreciation Fund, Inc. (formerly the "Hartford Aggressive Growth Fund, Inc.") is to achieve growth of capital by investing in equity securities and securities convertible in to equity securities selected solely on potential for capital appreciation; income, if any, is an incidental consideration.

 Hartford Dividend and Growth Fund, Inc.

    The investment objective of the Hartford Dividend and Growth Fund is to achieve a high level of current income consistent with growth of capital and reasonable investment risk, by investing primarily in equity securities and securities convertible into equity securities.

 Hartford Index Fund, Inc.

    The investment objective of the Hartford Index Fund, Inc. is to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 Hartford International Advisers Fund, Inc.

    The investment objective of the Hartford International Advisers Fund, Inc. is to provide maximum long-term total return consistent with prudent investment risk through investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.

 Hartford International Opportunities Fund, Inc.

    The investment objective of the Hartford International Opportunities Fund, Inc. is to achieve long-term total return consistent with prudent investment risk through investment primarily in equity securities issued by foreign companies.

 Hartford Mortgage Securities Fund, Inc.

    The investment objective of the Hartford Mortgage Securities Fund, Inc. is to achieve maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association ("GNMA").

 Hartford Small Company Fund, Inc. (available effective August 9, 1996)

    The investment objective of the Small Company Fund, Inc. is to achieve growth of capital by investing in securities selected primarily on the basis of potential for capital appreciation. Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies which have less than $2 billion in market capitalization.

 Hartford Stock Fund, Inc.

    The investment objective of the Hartford Stock Fund, Inc. is to achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in equity-type securities.

 HVA Money Market Fund, Inc.

    The investment objective of the HVA Money Market Fund, Inc. is to achieve maximum current income consistent with liquidity and preservation of capital by investing in money market securities.

    All of the Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund. Such shares are offered to separate accounts, including the Separate Account, established by Hartford Life or one of its affiliated companies specifically to fund the Contracts and other contracts issued by Hartford Life or its affiliates as permitted by the Investment Company Act of 1940.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Hartford Life nor the Funds currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Hartford Life will bear the attendant expenses.

* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY. THE HARTFORD INDEX FUND, INC. ("INDEX
 FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S
  ("S&P") AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

Hartford Life Insurance Company                                                9
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    All investment income of and other distributions to each Sub-Account of the
Separate Account arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and both realized gains or losses on the assets of each Sub-Account of the Separate Account are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford Life. Hartford Life will purchase shares in the Funds in connection with premiums allocated to the applicable Sub-Account in accordance with Contract Owners directions and will redeem shares in the Funds to meet Contract obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and to make payment within seven days.

    Hartford Life reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Sub-Accounts which fund the Contracts. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of Hartford Life's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Contracts, Hartford Life may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. No substitution of securities will take place without notice to and consent of Contract Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Contract Owner approval, Hartford Life also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor which may fund the Contracts.

    Each Fund is subject to investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for the Funds.
                               Investment Adviser

    The investment adviser for the Funds is The Hartford Investment Management Company ("HIMCO" or the "Adviser"), a wholly-owned subsidiary of Hartford Life. HIMCO was organized under the laws of the State of Connecticut in October of 1981. HIMCO also serves as investment adviser to several other Hartford Life-sponsored funds which are also registered with the Securities and Exchange Commission. Hartford Life is ultimately owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of ITT Corporation. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment advice and supervises the management and investment program of Hartford Bond Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., HVA Money Market Fund, Inc., and Hartford Mortgage Securities Fund, Inc., pursuant to an Investment Advisory Agreement entered into with each of these Funds for which HIMCO receives a fee. HIMCO also supervises the investment programs of Hartford Advisers Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Small Company Fund, Inc., and Hartford Stock Fund, Inc., pursuant to an Investment Management Agreement for which HIMCO receives a fee. In addition, with respect to these three funds, HIMCO has a Sub-Investment Advisory Agreement with Wellington Management Company ("Wellington Management") to provide an investment program to HIMCO for utilization by HIMCO in rendering services to these funds. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Wellington Management is organized as a private Massachusetts partnership and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. See the accompanying prospectuses for the Funds for a more complete description of the Adviser and Sub-Adviser and their respective fees.
                                  The Contract
                           Application for a Contract

    Individuals wishing to purchase a Contract must submit an application to Hartford Life. A Contract will be issued only on the lives of insureds age 90 and under who supply evidence of insurability satisfactory to Hartford Life. Acceptance is subject to Hartford Life's underwriting rules and Hartford Life reserves the right to reject an application for any reason. IF AN APPLICATION FOR A CONTRACT IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY HARTFORD LIFE. No change in the terms or conditions of a Contract will be made without the consent of the Contract Owner.

    The Contract will be effective on the Contract Date only after Hartford Life has received all outstanding delivery requirements and received the initial premium. The Contract Date is the date used to determine all future cyclical transactions on the Contract, e.g., Monthly Activity Date, Contract Months and Contract Years. The Contract Date may be prior to, or the same as, the date the Contract is issued ("Issue Date").

10                                               Hartford Life Insurance Company
--------------------------------------------------------------------------------

    If the Coverage Amount is over then current limits established by Hartford Life, the initial payment will not be accepted with the application. In other cases where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Contract delivery we will require a sufficient payment to place the insurance in force.
                                    Premiums

    The Contract permits the Contract Owner to pay a large single premium and, subject to restrictions, additional premiums. The Contract Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, Applicants between ages 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium (subject to then current premium limits) are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Contract Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Contract to fail to meet the definition of a life insurance contract under Section 7702 of the Code. Hartford Life may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford Life will accept is $10,000. Hartford Life may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.
                             Allocation of Premiums

    Within three business days of receipt of a completed application and the initial premium at Hartford Life's Home Office, Hartford Life will allocate the entire premium to HVA Money Market Fund, Inc. After the expiration of the Right To Cancel Period the Account Value in HVA Money Market Fund, Inc. will be allocated among the Funds in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as the Contract Owner directs in the application. Premiums received on or after the expiration of the Right to Cancel Period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Contract Owner or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Contract (including the initial allocation to HVA Money Market Fund, Inc.) will be determined first by multiplying the premium by the percentage to be allocated to each Fund to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the payment.
                            Accumulation Unit Values

    The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. Applicants should refer to the prospectuses for the Funds which accompany this prospectus for a description of how the assets of each Fund are valued since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Contract. See also, "Contract Benefits and Rights -- Account Value," page 13.

    All valuations in connection with a Contract, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Contract Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium, other than the initial premium, will be made on the date the request or payment is received by Hartford Life at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.
                             Deductions and Charges
                               Monthly Deductions

    On the Contract Date, and on each Monthly Activity Date after the Contract Date, Hartford Life will deduct an amount ("Deduction Amount") to cover charges and expenses incurred in connection with a Contract. Each monthly Deduction Amount will be deducted pro rata from each Sub-Account attributable to the Contract such that the proportion of Account Value of the Contract attributable to each Sub-Account remains the same before and after the

Hartford Life Insurance Company                                               11
--------------------------------------------------------------------------------

deduction. The Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Contract Benefits and Rights -- Lapse and Reinstatement," page 15. The following is a summary of the monthly deductions and charges which constitute the Deduction Amount:

    Cost of Insurance Charge: The cost of insurance charge covers Hartford Life's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the 10th Contract Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Contract Date or any Monthly Activity Date. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday). (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Contract; however, Hartford Life reserves the right to use rates less than those shown in the table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the insured's substandard rating.

    The Coverage Amount is first set on the Contract Date and then on each Monthly Activity Date. On such days, it is the Face Amount less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates.

    The Coverage Amount may be adjusted to continue to qualify the Contracts as life insurance contracts under the current Federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Contract determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

Example:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $30,000
Insured's attained age = 40
Minimum Coverage Amount percentage for age 40 = 150%

    On the Monthly Activity Date, the Coverage Amount is $70,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($30,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $45,000 (150% of $30,000). Since $45,000 is less than the Face Amount less the Account Value ($70,000), no adjustment is necessary. Therefore, the Coverage Amount will be $70,000.

    Assume that the Account Value in the above example was $50,000. The Minimum Coverage Amount would be $75,000 (150% of $50,000). Since this is greater than the Face Amount less the Account Value ($50,000), the Coverage Amount for the Contract Month is $75,000. (For an explanation of the Death Benefit, see "Contract Benefits and Rights" on page 12.)

    Because the Account Value and, as a result, the Coverage Amount under a Contract may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

    Tax Expense Charge: Hartford Life will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates Hartford Life for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed under
Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates Hartford Life's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hartford Life does not expect to make a profit from this deduction. The 0.15% federal tax deduction helps reimburse Hartford Life for approximate expenses incurred from federal taxes under Section 848 of the Code. The federal tax deduction is a factor Hartford Life must use when computing the maximum sales load chargeable under Securities and Exchange Commission rules.

    Administrative Charge: Hartford Life will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.25%. This charge compensates Hartford Life for administrative expenses incurred in the administration of the Separate Account and the Contracts.

    Mortality and Expense Risk Charge: Hartford Life will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford Life assumes in relation to the variable portion of the Contracts. The mortality risk assumed is that the cost of insurance charges specified in the Contract will be insufficient to meet claims. Hartford Life also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hartford Life receives written notice of death. The expense risk assumed is that expenses incurred

12                                               Hartford Life Insurance Company
--------------------------------------------------------------------------------

in issuing and administering the Contracts will exceed the administrative charges set in the Contract. Hartford Life may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Contracts and the proceeds of the contingent deferred sales charge.
                             Annual Maintenance Fee

    If the Account Value on a Contract Anniversary is less than $50,000, Hartford Life will deduct on such date an annual maintenance fee of $30. This fee will help reimburse Hartford Life for administrative and maintenance costs of the Contracts. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost Hartford Life incurs in providing administrative services under the Contracts.
                   Taxes Charged Against the Separate Account

    Currently, no charge is made to the Separate Account for Federal income taxes that may be attributable to the Separate Account. Hartford Life may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.
                           Charges Against the Funds

    The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the prospectus for the Funds.
                        Contingent Deferred Sales Charge

    Upon surrender of the Contract and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Contract Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Contract Years 4 through 5, this charge is 6%. In Contract Years 6 through 7, this charge is 4%. In Contract Years 8 through 9, this charge is 2%. After the 9th Contract Year, there is no charge.

    In determining the contingent deferred sales charge and the additional premium tax charge discussed below, any surrender or partial withdrawal during the first ten Contract Years will be deemed first from earnings and then from premiums paid. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a withdrawal of the remaining Account Value.

    The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford Life in distributing the Contracts. This expense includes agents commissions, advertising and the printing of prospectuses.

    See "Contract Benefits and Rights -- Amount Payable on Surrender of the Contract," page 14.
                               Premium Tax Charge

    During the first nine Contract Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. The additional premium tax charge is shown below, as a percent of Account Value, at the end of each Contract Year:

          Contract
           Year               Rate
          ------            -------
            1                2.25%
            2                2.00%
            3                1.75%
            4                1.50%
            5                1.25%
            6                1.00%
            7                0.75%
            8                0.50%
            9                0.25%
           10+               0.00%

    After the ninth Contract Year, no additional premium tax charge will be imposed.
                          Contract Benefits and Rights
                                 Death Benefit

    While in force, the Contract provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Contract dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or (2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

Hartford Life Insurance Company                                               13
--------------------------------------------------------------------------------

Examples:

                                             A           B
                                         ----------  ----------
Face Amount:                             $  100,000  $  100,000
Insured's Age:                                   40          40
Account Value on Date of Death:              46,500      34,000
Specified Percentage                           250%        250%

In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account
Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which we would pay to the beneficiary. In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the
Account Value of $34,000 multiplied by the specified percentage of 250%).

    All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Payment Options," page 16.
                                 Account Value

    The Account Value of a Contract will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.

    The Account Value of a particular Contract is related to the net asset value of the Funds to which premiums on the Contract have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Contract in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account and then summing the result for all the Sub-Accounts credited to the Contract and the value of the Loan Account. See "The Contract -- Accumulation Unit Values," page 10.
                           Transfer of Account Value

    While the Contract remains in effect and subject to Hartford Life's transfer rules then in effect, the Contract Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. Hartford Life reserves the right to restrict the number of such transfers to no more than 12 per Contract Year with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by written request or by calling toll free 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hartford Life and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford Life may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford Life follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

    It is the responsibility of the Contract Owner to verify the accuracy of all confirmations of transfers and to promptly advise Hartford Life of any inaccuracies within one business day of receipt of the confirmation. Hartford Life will send the Contract Owner a confirmation of the transfer within five (5) days from the date of any instruction.

    Hartford Life may modify the right to reallocate Account Value among the Sub-Accounts if Hartford Life determines, in its sole discretion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that Hartford Life considers to be disadvantageous to other Contract Owners.

    As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford Life receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford Life receives the transfer request.
                                 Contract Loans

    While the Contract is in effect, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Hartford Life. Both types of loans are secured by the Contract. The aggregate loans (including the currently applied for loan) may not exceed at the time a loan is requested 90% of the Account Value less any contingent deferred sales charge and due and unpaid Deduction Amount.

14                                               Hartford Life Insurance Company
--------------------------------------------------------------------------------

    The loan amount will be transferred pro rata from each Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will bear interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Contract is considered a "Preferred Loan." The loan interest rate that Hartford Life will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date.

    If the aggregate outstanding loan(s) secured by the Contract exceeds the Account Value of the Contract less any contingent deferred sales charges and due and unpaid Deduction Amount, Hartford Life will give written notice to the Contract Owner that unless Hartford Life receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

    All or any part of any loan secured by a Contract may be repaid while the Contract is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Contract Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a Grace Period must be repaid before the Contract will be reinstated. See "Contract Benefits and Rights -- Lapse and Reinstatement," page 15.

    A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than 4% per annum, the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than 4% per annum, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.
                  Amount Payable on Surrender of the Contract

    While the Contract is in effect, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, the Contract Owner will receive the Cash Surrender Value determined as of the day Hartford Life receives the Contract Owner's written request or the date requested by the Contract Owner whichever is later. The Cash Surrender Value equals the Account Value less any contingent deferred sales charges and additional premium tax charge and all Indebtedness. Hartford Life will pay the Cash Surrender Value of the Contract within seven days of receipt by Hartford Life of the written request or on the effective surrender date requested by the Contract Owner, whichever is later. The Contract will terminate on the date of receipt of the written request, or the date the Contract Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Considerations," page 21.

    If the Contract Owner chooses to apply the surrender proceeds to a payment option (see "Other Matters -- Payment Options," page 16), the contingent deferred sales charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the contingent deferred sales charge. However, the additional premium tax charge, if applicable, will be deducted from the surrender proceeds to be applied, and amounts withdrawn from Options 1, 5 or 6 will be subject to the contingent deferred sales charge, if applicable.
                              Partial Withdrawals

    While the Contract is in effect, a Contract Owner may elect, by written request, to make partial withdrawals from the Cash Surrender Value. The Cash Surrender Value, after partial withdrawal, must at least equal Hartford Life's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial withdrawal will be deducted pro rata from each Sub-Account, unless the Contract Owner instructs otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial withdrawal. Partial withdrawals will be deemed to be first from earnings, if any, and then from premiums paid. Partial withdrawals in excess of the Annual Withdrawal Amount will be subject to the contingent deferred sales charge and any additional premium tax charges. See "Deductions and Charges -- Contingent Deferred Sales Charge, Premium Tax Charge." For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations," page 21.
                              Benefits at Maturity

    If the Insured is living on the "Maturity Date" (the anniversary of the Contract Date on which the Insured is age 100), on surrender of the Contract to Hartford Life, Hartford Life will pay to the Contract Owner the Cash Surrender

Hartford Life Insurance Company                                               15
--------------------------------------------------------------------------------

Value. In such case, the Contract will terminate and Hartford Life will have no further obligations under the Contract. (The Maturity Date may be extended by rider where approved, but see "Income Taxation of Contract Benefits.")
                            Lapse and Reinstatement

    The Contract will remain in effect until the Cash Surrender Value is insufficient to cover a Deduction Amount due on a Monthly Activity Date. Hartford Life will notify the Contract Owner of the deficiency in writing and will provide a 61 day period ("Grace Period") to pay an amount sufficient to cover the Deduction Amounts due. The notice will indicate the amount that must be paid.

    The Contract will continue through the Grace Period, but if no additional premium payment is made, it will terminate at the end of the Grace Period. If the person insured under the Contract dies during the Grace Period, the Death Proceeds payable under the Contract will be reduced by the Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights -- Death Benefit," page 12.

    If the Contract lapses, the Contract Owner may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) shown in the Contract. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, Hartford Life will require repayment of the loan before permitting reinstatement. In addition, Hartford Life reserves the right to require evidence of insurability satisfactory to Hartford Life.
                        Cancellation and Exchange Rights

    An Applicant has a limited right to return a Contract for cancellation. If the Contract is returned, by mail or personal delivery to Hartford Life or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the Contract Owner (a longer free-look period is provided in certain cases), Hartford Life will return to the Applicant within 7 days the greater of premiums paid for the Contract or the sum of (1) the Account Value on the date the returned Contract is received by Hartford Life or its agent and (2) any deductions under Contract or by the Funds for taxes, charges or fees.

    Once the Contract is in effect, it may be exchanged during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance contract offered by Hartford Life (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new contract will have, at the election of the Contract Owner, either the same Coverage Amount under the exchanged contract on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged contract. If a contract loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.
                       Suspension of Valuation, Payments
                                 and Transfers

    Hartford Life will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Commission has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.
                            Last Survivor Contracts

    The Contracts are offered on a single life and "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

    1. The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured to die. See the last survivor illustrations in "Appendix A," page 25.

    2. To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

    3. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

    4. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

    5. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Considerations," page 21.

16                                               Hartford Life Insurance Company
--------------------------------------------------------------------------------

                                 Other Matters
                                 Voting Rights

    In accordance with its interpretation of presently applicable law, Hartford Life will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Contract Owners (or the assignee of the Contract, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Hartford Life will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford Life) in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if Hartford Life's present interpretation should change and, as a result, Hartford Life determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

    The voting interests of the Contract Owner (or the assignee) in the Funds will be determined as follows: Contract Owners may cast one vote for each full or fractional Accumulation Unit owned under the Contract and allocated to a Sub-Account the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (See "Contract Benefits and Rights -- Contract Loans," page 13) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectuses for the Funds which accompany this prospectus to determine matters on which shareholders may vote.

    Hartford Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for the Funds.

    In addition, Hartford Life itself may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of the Funds if Hartford Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If Hartford Life does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Contract Owners.
                         Statements to Contract Owners

    Hartford Life will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Contract Year, Hartford Life will send to Contract Owners a statement showing the Coverage Amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Sub-Account and the corresponding Accumulation Unit Value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.
                           Limit on Right to Contest

    Hartford Life may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium is contestable for 2 years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.
                         Misstatement as to Age and Sex

    If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.
                                Payment Options

    The surrender proceeds or Death Proceeds under the Contracts may be paid in a lump sum or may be applied to one of Hartford Life's payment options. The minimum amount that may be applied under a payment option is $5,000 unless Hartford Life consents to a lesser amount. Under Options 2, 3 and 4, no surrender or partial withdrawals are permitted after payments commence. Full surrender or partial withdrawals may be made from Options 1 or 6, but they are subject to the contingent deferred sales charge, if applicable. Only a full surrender is allowed from Option 5. A surrender from Option 5 will also be subject to the contingent deferred sales charge, if applicable.

    We will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

Hartford Life Insurance Company                                               17
--------------------------------------------------------------------------------

    The following options are available under the Contracts (Hartford Life may offer other payment options):

    OPTION 1: INTEREST INCOME

    This option offers payments of interest, at the rate we declare, on the amount applied under this option. The interest rate will never be less than 3 1/2% per year.

    OPTION 2: LIFE ANNUITY

    A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

    It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.

    OPTION 3: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by Hartford Life.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY

    An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford Life, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

    It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD

    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, request a full surrender and receive, within seven days, the termination value of the Contract as determined by Hartford Life.

    In the event of the payee's death prior to the end of the designated period, the present value as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by Hartford Life.

    Option 5 is an option that does not involve life contingencies.

    OPTION 6: DEATH PROCEEDS REMAINING WITH HARTFORD LIFE

    Proceeds from the Death Benefit left with Hartford Life. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death unless the beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time.

    Variable and Fixed Annuity Payments: When an annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

    Variable Annuity: The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Contract contains variable payment annuity tables derived from the 1983(a) Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

    The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

18                                               Hartford Life Insurance Company
--------------------------------------------------------------------------------

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

    Fixed Annuity: Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by Hartford Life which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity.
    Hartford Life will make any other arrangements for income payments as may be agreed on.
                                  Beneficiary

    The applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford Life. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.
                                   Assignment

    The Contract may be assigned as collateral for a loan or other obligation. Hartford Life is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.
                                   Dividends

    No dividends will be paid under the Contracts.

Hartford Life Insurance Company                                               19
--------------------------------------------------------------------------------

                        Executive Officers and Directors

                                                                                 Other Business Profession,
                                                                                   Vocation or Employment
                                   Position with Hartford Life,                      For Past 5 Years;
          Name, Age                      Year of Election                           Other Directorships
------------------------------  -----------------------------------  --------------------------------------------------
Louis J. Abdou, 53              Vice President, 1987                 Vice President (1987-Present), Hartford Life.
Wendell J. Bossen, 62           Vice President, 1992**               President (1992-Present), International Corporate
                                                                      Marketing Group, Inc.; Executive Vice President
                                                                      (1984-1992), Mutual Benefit.
Gregory A. Boyko, 44            Vice President, 1995                 Vice President and Controller (1995-Present),
                                                                      Hartford Life; Chief Financial Officer
                                                                      (1994-1995), IMG American Life; Senior Vice
                                                                      President (1992-1994), Connecticut Mutual Life
                                                                      Insurance Company.
Peter W. Cummins, 59            Vice President, 1989                 Vice President, Individual Annuity Operations
                                                                      (1989-Present), Hartford Life.
Ann M. deRaismes, 45            Vice President, 1994                 Vice President (1994-Present); Assistant Vice
                                                                      President (1992); Director of Human Resources
                                                                      (1991-Present), Hartford Life.
Timothy M. Fitch, 43            Vice President, 1995                 Vice President (1995-Present); Assistant Vice
                                                                      President (1993); Director (1991), Hartford Life.
Donald R. Frahm, 64             Chairman and Chief Executive         Chairman and Chief Executive Officer of the
                                 Officer, 1988                        Hartford Insurance Group (1988-Present).
                                 Director, 1988*
Bruce D. Gardner, 45            Vice President, 1996                 Vice President (1996-Present); General Counsel and
                                 Director, 1994*                      Corporate Secretary (1991(1996), Hartford Life.
Joseph H. Gareau, 49            Executive Vice President and Chief   Executive Vice President and Chief Investment
                                 Investment Officer, 1993             Officer, (1993-Present), Hartford Life; Senior
                                 Director, 1993*                      Vice President and Chief Investment Officer
                                                                      (1992), ITT Hartford's Property-Casualty
                                                                      Companies.
J. Richard Garrett, 51          Treasurer, 1994                      Treasurer (1994-Present); Vice President
                                 Vice President, 1993                 (1993-Present) Hartford Life; Treasurer (1977),
                                                                      Hartford Insurance Group.
John P. Ginnetti, 50            Executive Vice President, 1994       Executive Vice President and Director Asset
                                                                      Management Services (1994-Present); Senior Vice
                                                                      President, (1988), Hartford Life.
Lynda Godkin, 42                Assoc. General Counsel,              Associate General Counsel and Corporate Secretary
                                 Corporate Secretary, 1995            (1995-Present); Assistant General Counsel and
                                                                      Secretary (1994); Counsel (1990), Hartford Life.
Lois W. Grady, 51               Vice President, 1993                 Vice President (1993-Present); Assistant Vice
                                                                      President (1988), Hartford Life.
David A. Hall, 42               Senior Vice President and            Senior Vice President and Actuary (1992-Present),
                                 Actuary, 1992                        Hartford Life.
Joseph Kanarek, 48              Vice President, 1991                 Vice President (1991-Present), Hartford Life.
Robert A. Kerzner, 44           Vice President, 1994                 Vice President (1994-Present); Regional Vice
                                                                      President (1991); Life Sales Manager (1990),
                                                                      Hartford Life.
Kevin J. Kirk, 44               Vice President, 1992                 Vice President (1992-Present); Assistant Vice
                                                                      President; Assistant Director, Asset Management
                                                                      Services (1985); Hartford Life.
Andrew W. Kohnke, 47            Vice President, 1992                 Vice President (1992-Present); Assistant Vice
                                                                      President (1989), Hartford Life.

20                                               Hartford Life Insurance Company
--------------------------------------------------------------------------------

                                                                                 Other Business Profession,
                                                                                   Vocation or Employment
                                   Position with Hartford Life,                      For Past 5 Years;
          Name, Age                      Year of Election                           Other Directorships
------------------------------  -----------------------------------  --------------------------------------------------
Steven M. Maher, 41             Vice President and Actuary, 1993     Vice President and Actuary (1993-Present);
                                                                      Assistant Vice President (1987), Hartford Life.
William B. Malchodi, Jr., 45    Vice President, 1994                 Vice President (1994-Present); Director of Taxes
                                 Director of Taxes, 1992              (1992-Present); Assistant General Counsel and
                                                                      Assistant Director of Taxes (1986), Hartford
                                                                      Insurance Company.
Thomas M. Marra, 37             Executive Vice President, 1996       Executive Vice President and Director Individual
                                 Director, 1994*                      Life and Annuity Division (1996-Present); Senior
                                                                      Vice President and Director, Individual Life and
                                                                      Annuity Division (1993-1996); Director of
                                                                      Individual Annuities (1991), Hartford Life.
Robert F. Nolan, 41             Vice President, 1995                 Vice President (1995-Present), Assistant Vice
                                                                      President Hartford Life; Manager Public Relations
                                                                      (1986), Aetna Life and Casualty Insurance
                                                                      Company.
Joseph J. Noto, 44              Vice President, 1989                 Vice President (1989-Present), Hartford Life.
Leonard E. Odell, Jr., 51       Senior Vice President, 1994          Senior Vice President (1994-Present); Vice
                                 Director, 1994*                      President and Chief Actuary (1982), Hartford
                                                                      Life.
Michael C. O'Halloran, 49       Vice President, 1994                 Vice President (1994-Present); Senior Associate
                                 Associate General Counsel, 1988      General Counsel and Director (1988-Present), Law
                                                                      Department, Hartford Fire Insurance Company.
Craig D. Raymond, 35            Vice President, 1993                 Vice President and Chief Actuary (1994-Present);
                                 Chief Actuary, 1994                  Vice President (1993); Assistant Vice President
                                                                      (1992); Actuary (1989-1994), Hartford Life.
Lowndes A. Smith, 56            President and Chief Operating        President and Chief Operating Officer
                                 Officer, 1989                        (1989-Present), Hartford Life; Senior Vice
                                 Director, 1981*                      President and Group Controller (1987), Hartford
                                                                      Insurance Group.
Edward J. Sweeney, 39           Vice President, 1993                 Vice President (1993-Present); Chicago Regional
                                                                      Manager (1985-1993), Hartford Life.
James E. Trimble, 39            Vice President and Actuary, 1990     Vice President (1990-Present); Assistant Vice
                                                                      President (1987-1990), Hartford Life.
Raymond P. Welnicki, 47         Senior Vice President, 1993          Senior Vice President (1994-Present); Vice
                                 Director, 1994*                      President (1993), Hartford Life; Board of
                                                                      Directors, Ethix Corp., formerly employed by
                                                                      Aetna Life & Casualty.
Walter C. Welsh, 49             Vice President, 1995                 Vice President (1995-Present); Assistant Vice
                                                                      President (1993), Hartford Life.
James J. Westervelt, 49         Senior Vice President,               Senior Vice President and Group Controller
                                 Group Controller, 1994               (1994-Present); Vice President and Group
                                                                      Controller (1989), Hartford Insurance Group.
Lizabeth H. Zlatkus, 37         Vice President, 1994                 Vice President (1994-Present); Assistant Vice
                                 Director, 1994*                      President (1992); Hartford Life; formerly
                                                                      Director, Hartford Insurance Group.

------------------------
 * Denotes date of election to Board of Directors.
** ITT Hartford Affiliated Company.

Hartford Life Insurance Company                                               21
--------------------------------------------------------------------------------

                         Distribution of the Contracts

    Hartford Life intends to sell the Contracts in all jurisdictions where it is licensed to do business. The Contracts will be sold by life insurance sales representatives who represent Hartford Life and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO") or certain other independent, registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance contracts under applicable Federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. Both HESCO and HSD are wholly-owned subsidiaries of Hartford Life. The principal business address of HESCO and HSD is the same as Hartford Life.

    The maximum sales commission payable to Hartford Life agents, independent registered insurance brokers, and other registered broker-dealers is 7.0% of initial and subsequent premiums. From time to time, Hartford Life may pay or permit other promotional incentives, in cash or credit or other compensation.
    Hartford Life may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.
                  Safekeeping of the Separate Account's Assets

    The assets of the Separate Account are held by Hartford Life. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford Life. Hartford Life maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hartford Life's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Hartford Life.
                           Federal Tax Considerations
                                    General

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

    It should be understood that any detailed description of the Federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of Federal tax considerations is based upon Hartford Life 's understanding of current Federal income tax laws as they are currently interpreted.
                         Taxation of Hartford Life and
                              the Separate Account

    The Separate Account is taxed as a part of Hartford Life which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Contract Benefits and Right -- Account Value," on page
13). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    Hartford Life does not expect to incur any Federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for Federal income taxes. If Hartford Life incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

22                                               Hartford Life Insurance Company
--------------------------------------------------------------------------------

                      Income Taxation of Contract Benefits

    For Federal income tax purposes, the Contracts should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Contract Owner is generally not taxed on increments in the contract value until the Contract is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Contract that is treated as life insurance. Hartford Life intends to monitor premium levels to assure compliance with the Section 7702 requirements.

    During the first fifteen Contract Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Contract.

    The Maturity Date Extension Rider allows a Contract Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Contract is extended by rider, Hartford Life believes that the Contract will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Contract is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Contract Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.
                            Last Survivor Contracts

    Although Hartford Life believes that the last survivor Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Contract will meet the Section 7702 definition of a life insurance contract.
                          Modified Endowment Contracts

    A life insurance contract is treated as a "modified endowment contract" under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Contract does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new Contract to be treated as a modified endowment contract if no additional premiums are paid.

    A contract that is classified as modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, a loan, distributions or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

    All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.
                      Estate and Generation Skipping Taxes

    When the Insured dies, the Death Proceeds will generally be includible in the Contract Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Contract. If the Contract Owner was not the last surviving Insured, the fair market value of the Contract would be included in the Contract Owner's estate upon the Contract Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

    Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).

    If the Contract Owner (whether or not he or she is an Insured) transfers ownership of the Contract to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Contract. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these

Hartford Life Insurance Company                                               23
--------------------------------------------------------------------------------

rules are complex, the Contract Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.
                          Diversification Requirements

    Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as a life insurance contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford Life monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford Life intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.
                           Ownership of the Assets in
                              the Separate Account

    In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes. Further, in the explanation to the temporary
Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford Life does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford Life reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.
                      Life Insurance Purchased for Use in
                           Split Dollar Arrangements

    On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.
                         Federal Income Tax Withholding

    If any amounts are deemed to be current taxable income to the Contract Owner, such amounts will be subject

24                                               Hartford Life Insurance Company
--------------------------------------------------------------------------------

to federal income tax withholding and reporting, pursuant to the Code.
                     Non-Individual Ownership of Contracts

    Legislation has recently been proposed which would limit certain of the tax advantages now afforded non-individual owners of life insurance contracts. Prospective Contract Owners which are not individuals should consult a tax adviser to determine the status of this proposed legislation and its potential impact on the purchaser.
                                     Other

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Contract proceeds depend on the circumstances of each Contract Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.
                    Life Insurance Purchases by Nonresident
                        Aliens and Foreign Corporations

    The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance polices at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
                               Legal Proceedings

    There are no pending material legal proceedings affecting the Contracts, the Separate Account or any of the Funds.
                                 Legal Matters

    Legal matters in connection with the issue and sale of flexible premium variable life insurance contracts described in this Prospectus and the organization of Hartford Life, its authority to issue the Contracts under Connecticut law and the validity of the forms of the Contracts under Connecticut law and legal matters relating to the Federal securities and income tax laws have been passed on by Lynda Godkin, Associate General Counsel of ITT Hartford Life Insurance Companies.
                                    Experts

    The financial statements and schedules for Hartford Life included in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report hereon, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. Reference is made to said report of Hartford Life Insurance Company (the depositor), which includes an explanatory paragraph with respect to the adoption of new account standards changing the methods of accounting for debt and equity securities. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

    The hypothetical Contract illustrations included in this Prospectus and Registration Statement have been approved by Michael Winterfield, FSA, MAAA, Director, Individual Annuity Inforce Management, for Hartford Life, and are included in reliance upon his opinion as to their reasonableness.
                             Registration Statement

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Funds, Hartford Life, and the Contracts.

Hartford Life Insurance Company                                               25
--------------------------------------------------------------------------------

                                   Appendix A

                           Illustrations of Benefits

The tables in Appendix A illustrate the way in which a Contract operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $40,161, $33,334 and $19,380, respectively, are illustrated for the single life Contract. The illustrations for the last survivor Contract assume male and female of equal ages, including age 55 and 65 for Face Amounts of $44,053 and $27,778.

    The death benefit and surrender value for a Contract would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Contract Years. They would also differ if any contract loan were made during the period of time illustrated.

    The tables reflect the deductions of current Contract charges and guaranteed Contract charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

    The amounts shown for the death benefit and surrender value as of the end of each Contract Year take into account an average daily charge equal to an annual charge of 0.60% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the 0.60% average daily charge) of -0.60%, 5.40% and 11.40%, respectively.

    In addition, the death benefit and surrender value as of the end of each Contract Year take into account the (1) tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Contract Years; (2) administrative charge equal to an annual rate of 0.25% of Account Value attributable to the Separate Account; (3) mortality and expense risk charge equal to an annual rate of 0.90% of Account Value attributable to the Separate Account; and (4) any Contingent Deferred Sales Charge and premium tax charge which may be applicable in the first nine Contract Years.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges -- Charges Against the Separate Account -- Taxes," page 12).

    The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

    Hartford Life will furnish upon request, a comparable illustration reflecting the proposed insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Hartford Life Insurance Company will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                    CURRENT CHARGES*               GUARANTEED CHARGES**
              PREMIUMS       -------------------------------  -------------------------------
 END OF      ACCUMULATED                  CASH                             CASH
CONTRACT   AT 5% INTEREST    ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER     DEATH
  YEAR        PER YEAR        VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT
--------   ---------------   --------  ----------   --------  --------  ----------   --------
    1           10,500        10,865       9,870      40,161   10,787       9,794      40,161
    2           11,025        11,807      10,821      40,161   11,642      10,660      40,161
    3           11,576        12,834      11,859      40,161   12,573      11,603      40,161
    4           12,155        13,952      13,143      40,161   13,587      12,784      40,161
    5           12,763        15,172      14,382      40,161   14,693      13,909      40,161
    6           13,401        16,501      15,936      40,161   15,899      15,340      40,161
    7           14,071        17,948      17,414      40,161   17,216      16,687      40,161
    8           14,775        19,526      19,229      40,161   18,655      18,361      40,161
    9           15,513        21,246      20,993      40,161   20,228      19,978      40,161
   10           16,289        23,120      23,120      40,161   21,952      21,952      40,161
   11           17,103        25,288      25,288      40,161   23,941      23,941      40,161
   12           17,959        27,663      27,663      40,388   26,140      26,140      40,161
   13           18,856        30,264      30,264      42,975   28,575      28,575      40,577
   14           19,799        33,116      33,116      45,701   31,264      31,264      43,145
   15           20,789        36,246      36,246      48,570   34,217      34,217      45,851
   16           21,829        39,682      39,682      51,587   37,459      37,459      48,697
   17           22,920        43,443      43,443      55,607   41,007      41,007      52,490
   18           24,066        47,559      47,559      59,924   44,891      44,891      56,563
   19           25,270        52,064      52,064      64,560   49,141      49,141      60,936
   20           26,533        57,030      57,030      69,577   53,796      53,796      65,631
   25           33,864        89,881      89,881     104,262   84,682      84,682      98,231
   35           55,160       223,447     223,447     236,855  210,220     210,220     222,834

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                  CURRENT CHARGES*            GUARANTEED CHARGES**
              PREMIUMS      ----------------------------  ----------------------------
 END OF     ACCUMULATED                CASH                          CASH
CONTRACT   AT 5% INTEREST   ACCOUNT  SURRENDER    DEATH   ACCOUNT  SURRENDER    DEATH
  YEAR        PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
--------   --------------   -------  ---------   -------  -------  ---------   -------
    1          10,500       10,279      9,298    40,161   10,201      9,222    40,161
    2          11,025       10,568      9,606    40,161   10,399      9,441    40,161
    3          11,576       10,865      9,925    40,161   10,593      9,658    40,161
    4          12,155       11,171     10,403    40,161   10,782     10,021    40,161
    5          12,763       11,487     10,743    40,161   10,965     10,228    40,161
    6          13,401       11,812     11,294    40,161   11,140     10,628    40,161
    7          14,071       12,148     11,657    40,161   11,304     10,819    40,161
    8          14,775       12,494     12,232    40,161   11,454     11,197    40,161
    9          15,513       12,851     12,619    40,161   11,589     11,360    40,161
   10          16,289       13,219     13,219    40,161   11,703     11,703    40,161
   11          17,103       13,667     13,667    40,161   11,844     11,844    40,161
   12          17,959       14,131     14,131    40,161   11,963     11,963    40,161
   13          18,856       14,611     14,611    40,161   12,058     12,058    40,161
   14          19,799       15,109     15,109    40,161   12,125     12,125    40,161
   15          20,789       15,625     15,625    40,161   12,159     12,159    40,161
   16          21,829       16,160     16,160    40,161   12,156     12,156    40,161
   17          22,920       16,715     16,715    40,161   12,108     12,108    40,161
   18          24,066       17,289     17,289    40,161   12,005     12,005    40,161
   19          25,270       17,884     17,884    40,161   11,839     11,839    40,161
   20          26,533       18,501     18,501    40,161   11,598     11,598    40,161
   25          33,864       21,395     21,395    40,161    8,813      8,813    40,161
   35          55,160       30,942     30,942    40,161        0          0         0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                  CURRENT CHARGES*            GUARANTEED CHARGES**
              PREMIUMS      ----------------------------  ----------------------------
 END OF     ACCUMULATED                CASH                          CASH
CONTRACT   AT 5% INTEREST   ACCOUNT  SURRENDER    DEATH   ACCOUNT  SURRENDER    DEATH
  YEAR        PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
--------   --------------   -------  ---------   -------  -------  ---------   -------
               10,500        9,694      8,726    40,161    9,616      8,649    40,161
    2          11,025        9,397      8,459    40,161    9,226      8,291    40,161
    3          11,576        9,108      8,199    40,161    8,829      7,925    40,161
    4          12,155        8,827      9,095    40,161    8,426      7,699    40,161
    5          12,763        8,554      7,847    40,161    8,013      7,312    40,161
    6          13,401        8,288      7,805    40,161    7,588      7,113    40,161
    7          14,071        8,030      7,569    40,161    7,150      6,696    40,161
    8          14,775        7,778      7,540    40,161    6,694      6,461    40,161
    9          15,513        7,534      7,315    40,161    6,218      6,002    40,161
   10          16,289        7,297      7,297    40,161    5,717      5,717    40,161
   11          17,103        7,101      7,101    40,161    5,211      5,211    40,161
   12          17,959        6,910      6,910    40,161    4,673      4,673    40,161
   13          18,856        6,723      6,723    40,161    4,100      4,100    40,161
   14          19,799        6,541      6,541    40,161    3,488      3,488    40,161
   15          20,789        6,363      6,363    40,161    2,833      2,833    40,161
   16          21,829        6,188      6,188    40,161    2,127      2,127    40,161
   17          22,920        6,018      6,018    40,161    1,361      1,361    40,161
   18          24,066        5,852      5,852    40,161      526        526    40,161
   19          25,270        5,689      5,689    40,161        0          0         0
   20          26,533        5,530      5,530    40,161        0          0         0
   25          33,864        4,789      4,789    40,161        0          0         0
   35          55,160        3,538      3,538    40,161        0          0         0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334
   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.0% (11.40% NET)

                                   CURRENT CHARGES*               GUARANTEED CHARGES**
              PREMIUMS      -------------------------------  -------------------------------
 END OF     ACCUMULATED                  CASH                             CASH
CONTRACT   AT 5% INTEREST   ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER     DEATH
  YEAR        PER YEAR       VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT
--------   --------------   --------  ----------   --------  --------  ----------   --------
    1          10,500        10,865       9,870      33,334   10,758       9,766      33,334
    2          11,025        11,807      10,821      33,334   10,758       9,766      33,334
    3          11,576        12,834      11,859      33,334   12,488      11,519      33,334
    4          12,155        13,952      13,143      33,334   13,477      12,675      33,334
    5          12,763        15,172      14,382      33,334   14,562      13,780      33,334
    6          13,401        16,501      15,936      33,334   15,751      15,193      33,334
    7          14,071        17,948      17,414      33,334   17,055      16,527      33,334
    8          14,775        19,526      19,229      33,334   18,484      18,192      33,334
    9          15,513        21,246      2-,993      33,334   20,053      19,803      33,334
   10          16,289        23,120      23,120      33,334   21,778      21,778      33,334
   11          17,103        25,291      25,291      33,334   23,778      23,778      33,334
   12          17,959        27,695      27,695      33,334   26,001      26,001      33,334
   13          18,856        30,365      30,365      35,831   28,481      28,481      33,608
   14          19,799        33,295      33,295      38,956   31,228      31,229      36,537
   15          20,789        36,509      36,509      42,351   34,240      34,240      39,719
   16          21,829        40,033      40,033      46,039   37,543      37,543      43,175
   17          22,920        43,908      43,098      49,616   41,175      41,175      46,528
   18          24,066        48,169      48,169      53,468   45,169      45,169      50,138
   19          25,270        52,861      52,861      57,619   49,566      49,566      54,028
   20          26,533        58,025      58,025      63,247   54,375      54,375      59,270
   25          33,864        92,388      92,388      97,932   86,577      86,577      91,773
   35          55,160       230,636     230,636     242,168  213,920     213,920     224,617

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                CURRENT CHARGES*              GUARANTEED CHARGES**
            PREMIUMS      -----------------------------   -----------------------------
END OF    ACCUMULATED                 CASH                            CASH
CONTRACT AT 5% INTEREST   ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR       VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   --------------   -------   ---------   -------   -------   ---------   -------
   1         10,500       10,279      9,928     33,334    10,172      9,193     33,334
   2         11,025       10,568      9,606     33,334    10,341      9,385     33,334
   3         11,576       10,865      9,925     33,334    10,508      9,574     33,334
   4         12,155       11,171     10,403     33,334    10,671      9,911     33,334
   5         12,763       11,487     10,743     33,334    10,831     10,095     33,334
   6         13,401       11,812     11,294     33,334    10,984     10,474     33,334
   7         14,071       12,148     11,657     33,334    11,127     10,644     33,334
   8         14,775       12,494     12,232     33,334    11,256     11,000     33,334
   9         15,513       12,851     12,619     33,334    11,366     11,138     33,334
  10         16,289       13,219     13,219     33,334    11,452     11,452     33,334
  11         17,103       13,667     13,667     33,334    11,559     11,559     33,334
  12         17,959       14,131     14,131     33,334    11,641     11,641     33,334
  13         18,856       14,611     14,611     33,334    11,696     11,696     33,334
  14         19,799       15,109     15,109     33,334    11,721     11,721     33,334
  15         20,789       15,625     15,625     33,334    11,711     11,711     33,334
  16         21,829       16,160     16,160     33,334    11,658     11,658     33,334
  17         22,920       16,517     16,517     33,334    11,547     11,547     33,334
  18         24,066       17,289     17,289     33,334    11,362     11,362     33,334
  19         25,270       17,884     17,884     33,334    11,084     11,084     33,334
  20         26,533       18,501     18,501     33,334    10,689     10,689     33,334
  25         33,864       21,935     21,935     33,334     6,012      6,012     33,334
  35         55,160       30,942     30,942     33,334         0          0          0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60 NET)

                                CURRENT CHARGES*              GUARANTEED CHARGES**
            PREMIUMS      -----------------------------   -----------------------------
END OF    ACCUMULATED                 CASH                            CASH
CONTRACT AT 5% INTEREST   ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR       PER YEAR       VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
------   --------------   -------   ---------   -------   -------   ---------   -------
   1         10,500        9,694      8,726     33,334     9,587      8,621     33,334
   2         11,025        9,397      8,459     33,334     9,168      8,235     33,334
   3         11,576        9,108      8,199     33,334     8,745      7,842     33,334
   4         12,155        8,827      8,095     33,334     8,315      7,591     33,334
   5         12,763        8,554      7,847     33,334     7,879      7,181     33,334
   6         13,401        8,288      7,805     33,334     7,433      6,959     33,334
   7         14,071        8,030      7,569     33,334     6,973      6,520     33,334
   8         14,775        7,778      7,540     33,334     6,492      6,260     33,334
   9         15,513        7,534      7,315     33,334     5,986      5,771     33,334
  10         16,289        7,297      7,297     33,334     5,449      5,449     33,334
  11         17,103        7,101      7,101     33,334     4,898      4,898     33,334
  12         17,959        6,910      6,910     33,334     4,307      4,307     33,334
  13         18,856        6,723      6,723     33,334     3,676      3,676     33,334
  14         19,799        6,541      6,541     33,334     3,000      3,000     33,334
  15         20,789        6,363      6,363     33,334     2,273      2,273     33,334
  16         21,829        6,188      6,188     33,334     1,482      1,482     33,334
  17         22,920        6,018      6,018     33,334       610        610     33,334
  18         24,066        5,852      5,852     33,334         0          0          0
  19         25,270        5,689      5,689     33,334         0          0          0
  20         26,533        5,530      5,530     33,334         0          0          0
  25         33,864        4,789      4,789     33,334         0          0          0
  35         55,160        3,538      3,538     33,334         0          0          0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                   CURRENT CHARGES*               GUARANTEED CHARGES**
             PREMIUMS       -------------------------------  -------------------------------
END OF     ACCUMULATED                   CASH                             CASH
CONTRACT  AT 5% INTEREST    ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER     DEATH
 YEAR        PER YEAR        VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT
------   ----------------   --------  ----------   --------  --------  ----------   --------
   1           10,500        10,865       9,870      19,380   10,681       9,690      19,380
   2           11,025        11,807      10,821      19,380   11,245      10,446      19,380
   3           11,576        12,834      11,859      19,380   12,244      11,280      19,380
   4           12,155        13,952      13,143      19,380   13,150      12,353      19,380
   5           12,763        15,172      14,382      19,380   14,160      13,383      19,380
   6           13,401        16,501      15,936      19,380   15,292      14,740      19,380
   7           14,071        17,954      17,420      20,289   16,571      16,047      19,380
   8           14,775        19,552      19,254      21,703   18,024      17,734      20,007
   9           15,513        21,306      21,053      23,224   19,638      19,389      21,406
  10           16,289        23,209      23,209      25,298   21,389      21,389      23,315
  11           17,103        25,389      25,389      27,420   23,395      23,395      25,268
  12           17,959        27,782      27,782      29,728   25,599      25,599      27,391
  13           18,856        30,395      30,395      32,523   27,999      27,999      29,960
  14           19,799        33,264      33,264      35,261   30,640      39,640      32,479
  15           20,789        36,398      36,398      38,583   33,518      33,518      35,530
  16           21,829        39,845      39,845      41,838   36,690      36,690      38,525
  17           22,920        43,606      43,606      45,786   40,146      49,146      42,153
  18           24,066        47,724      47,724      50,111   43,908      43,908      46,103
  19           25,270        52,235      52,235      54,847   47,998      47,998      50,398
  20           26,533        57,208      57,208      60,069   52,440      52,440      55,062
  25           33,864        90,146      90,146      94,653   81,072      81,072      85,126
  35           55,160       223,848     223,848     226,086  195,316     195,316     197,269

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                CURRENT CHARGES*            GUARANTEED CHARGES**
            PREMIUMS      ----------------------------  ----------------------------
END OF    ACCUMULATED                CASH                          CASH
CONTRACT AT 5% INTEREST   ACCOUNT  SURRENDER    DEATH   ACCOUNT  SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   -------  -------  ---------   -------
   1         10,500       10,279      9,298    19,380   10,092      9,115    19,380
   2         11,025       10,568      9,606    19,380   10,166      9,213    19,380
   3         11,576       10,865      9,925    19,380   10,221      9,292    19,380
   4         12,155       11,171     10,403    19,380   10,251      9,497    19,380
   5         12,763       11,487     10,743    19,380   10,254      9,526    19,380
   6         13,401       11,812     11,294    19,380   10,223      9,721    19,380
   7         14,071       12,148     11,657    19,380   10,151      9,675    19,380
   8         14,775       12,494     12,232    19,380   10,028      9,778    19,380
   9         15,513       12,851     12,619    19,380    9,841      9,617    19,380
  10         16,289       13,219     13,219    19,380    9,578      9,578    19,380
  11         17,103       13,667     13,667    19,380    9,263      9,263    19,380
  12         17,959       14,131     14,131    19,380    8,842      8,842    19,380
  13         18,856       14,611     14,611    19,380    8,294      8,294    19,380
  14         19,799       15,109     15,109    19,380    7,590      7,590    19,380
  15         20,789       15,625     15,625    19,380    6,694      6,694    19,380
  16         21,829       16,160     16,160    19,380    5,552      5,552    19,380
  17         22,920       16,715     16,715    19,380    4,091      4,091    19,380
  18         24,066       17,289     17,289    19,380    2,210      2,210    19,380
  19         25,270       17,884     17,884    19,380        0          0         0
  20         26,533       18,501     18,501    19,426        0                    0
  25         33,864       21,935     21,935    23,033        0          0         0
  35         55,160       30,944     30,944    31,254        0          0         0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                        MODIFIED SINGLE PREMIUM VARIABLE
                                 LIFE INSURANCE
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                CURRENT CHARGES*            GUARANTEED CHARGES**
            PREMIUMS      ----------------------------  ----------------------------
END OF    ACCUMULATED                CASH                          CASH
CONTRACT AT 5% INTEREST   ACCOUNT  SURRENDER    DEATH   ACCOUNT  SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   -------  -------  ---------   -------
   1         10,500        9,694      8,726    19,380    9,504      8,540    19,380
   2         11,025        9,397      8,459    19,380    8,980      8,051    19,380
   3         11,576        9,108      8,199    19,380    8,424      7,527    19,380
   4         12,155        8,827      8,095    19,380    7,830      7,112    19,380
   5         12,763        8,554      7,847    19,380    7,190      6,500    19,380
   6         13,401        8,288      7,805    19,380    6,494      6,030    19,380
   7         14,071        8,030      7,569    19,380    5,731      5,288    19,380
   8         14,775        7,778      7,540    19,380    4,883      5,659    19,380
   9         15,513        7,534      7,315    19,380    3,931      3,721    19,380
  10         16,289        7,297      7,297    19,380    2,853      2,853    19,380
  11         17,103        7,101      7,101    19,380    1,634      1,634    19,380
  12         17,959        6,910      6,910    19,380      232        232    19,380
  13         18,856        6,723      6,723    19,380        0          0         0
  14         19,799        6,541      6,541    19,380        0          0         0
  15         20,789        6,363      6,363    19,380        0          0         0
  16         21,829        6,188      6,188    19,380        0          0         0
  17         22,920        6,018      6,018    19,380        0          0         0
  18         24,066        5,852      5,852    19,380        0          0         0
  19         25,270        5,689      5,689    19,380        0          0         0
  20         26,533        5,530      5,530    19,380        0          0         0
  25         33,864        4,789      4,789    19,380        0          0         0
  35         55,160        3,538      3,538    19,380        0          0         0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF  INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                   CURRENT CHARGES*               GUARANTEED CHARGES**
             PREMIUMS       -------------------------------  -------------------------------
END OF     ACCUMULATED                   CASH                             CASH
CONTRACT  AT 5% INTEREST    ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER     DEATH
 YEAR        PER YEAR        VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT
------   ----------------   --------  ----------   --------  --------  ----------   --------
   1           10,500        10,933       9,937      44,053   10,933       9,937      44,053
   2           11,025        11,950      10,961      44,053   11,950      10,961      44,053
   3           11,576        13,058      12,080      44,053   13,058      12,080      44,053
   4           12,155        14,266      13,452      44,053   14,266      13,452      44,053
   5           12,763        15,583      14,788      44,053   15,583      14,788      44,053
   6           13,401        17,019      16,449      44,053   17,019      16,449      44,053
   7           14,071        18,584      18,044      44,053   18,584      18,044      44,053
   8           14,775        20,291      19,989      44,053   20,290      19,988      44,053
   9           15,513        22,156      21,901      44,053   22,150      21,894      44,053
  10           16,289        24,197      24,197      44,053   24,179      24,179      44,053
  11           17,103        26,560      26,560      44,053   26,501      26,501      44,053
  12           17,959        29,158      29,158      44,053   29,052      29,052      44,053
  13           18,856        32,014      32,014      44,053   31,860      31,860      44,053
  14           19,799        35,152      35,152      44,053   34,958      34,958      44,053
  15           20,789        38,606      38,606      44,053   38,386      38,386      44,528
  16           21,829        42,407      42,407      48,769   42,165      42,165      48,490
  17           22,920        46,583      46,583      52,640   46,317      46,317      52,339
  18           24,066        51,173      51,173      56,803   50,881      50,881      56,478
  19           25,270        56,253      56,253      61,317   55,932      55,932      60,966
  20           26,533        61,825      61,825      67,390   61,463      61,463      66,995
  25           33,864        99,143      99,143     105,092   98,250      98,250     104,146
  35           55,160       254,947     254,947     267,695  243,379     243,379     255,549

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE  VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN
APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                CURRENT CHARGES*            GUARANTEED CHARGES**
            PREMIUMS      ----------------------------  ----------------------------
END OF    ACCUMULATED                CASH                          CASH
CONTRACT AT 5% INTEREST   ACCOUNT  SURRENDER    DEATH   ACCOUNT  SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   -------  -------  ---------   -------
   1         10,500       10,344      9,361    44,053   10,344      9,361    44,053
   2         11,025       10,694      9,730    44,053   10,694      9,730    44,053
   3         11,576       11,051     10,108    44,053   11,051     10,108    44,053
   4         12,155       11,413     10,641    44,053   11,413     10,641    44,053
   5         12,763       11,778     11,031    44,053   11,778     11,031    44,053
   6         13,401       12,155     11,634    44,053   12,146     11,625    44,053
   7         14,071       12,546     12,052    44,053   12,515     12,021    44,053
   8         14,775       12,949     12,685    44,053   12,881     12,617    44,053
   9         15,513       13,367     13,134    44,053   13,242     13,009    44,053
  10         16,289       13,800     13,800    44,053   13,594     13,594    44,053
  11         17,103       14,318     14,318    44,053   13,988     13,988    44,053
  12         17,959       14,858     14,858    44,053   14,368     14,368    44,053
  13         18,856       15,419     15,419    44,053   14,730     14,730    44,053
  14         19,799       16,002     16,002    44,053   15,069     15,069    44,053
  15         20,789       16,609     16,609    44,053   15,378     15,378    44,053
  16         21,829       17,239     17,239    44,053   15,649     15,649    44,053
  17         22,920       17,895     17,895    44,053   15,869     15,869    44,053
  18         24,066       18,577     18,577    44,053   16,023     16,023    44,053
  19         25,270       19,287     19,287    44,053   16,091     16,091    44,053
  20         26,533       20,024     20,024    44,053   16,051     16,051    44,053
  25         33,864       24,177     24,177    44,053   13,215     13,215    44,053
  35         55,160       35,364     35,364    44,053        0          0         0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE  VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN
APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 55 MALE \ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                CURRENT CHARGES*            GUARANTEED CHARGES**
            PREMIUMS      ----------------------------  ----------------------------
END OF    ACCUMULATED                CASH                          CASH
CONTRACT AT 5% INTEREST   ACCOUNT  SURRENDER    DEATH   ACCOUNT  SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   -------  -------  ---------   -------
   1         10,500        9,755      8,785    44,053    9,755      8,785    44,053
   2         11,025        9,509      8,569    44,053    9,509      8,569    44,053
   3         11,576        9,260      8,348    44,053    9,260      8,348    44,053
   4         12,155        9,008      8,273    44,053    9,008      8,273    44,053
   5         12,763        8,761      8,051    44,053    8,751      8,042    44,053
   6         13,401        8,519      8,034    44,053    8,486      8,002    44,053
   7         14,071        8,283      7,821    44,053    8,212      7,750    44,053
   8         14,775        8,053      7,813    44,053    7,924      7,685    44,053
   9         15,513        7,829      7,609    44,053    7,619      7,400    44,053
  10         16,289        7,610      7,610    44,053    7,291      7,291    44,053
  11         17,103        7,433      7,433    44,053    6,964      6,964    44,053
  12         17,959        7,260      7,260    44,053    6,602      6,602    44,053
  13         18,856        7,090      7,090    44,053    6,199      6,199    44,053
  14         19,799        6,924      6,924    44,053    5,749      5,749    44,053
  15         20,789        6,760      6,760    44,053    5,242      5,242    44,053
  16         21,829        6,600      6,600    44,053    4,667      4,667    44,053
  17         22,920        6,443      6,443    44,053    4,007      4,007    44,053
  18         24,066        6,289      6,289    44,053    3,239      3,239    44,053
  19         25,270        6,138      6,138    44,053    2,337      2,337    44,053
  20         26,533        5,990      5,990    44,053    1,268      1,268    44,053
  25         33,864        5,291      5,291    44,053        0          0         0
  35         55,160        4,082      4,082    44,053        0          0         0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE  VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN
APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                   CURRENT CHARGES*               GUARANTEED CHARGES**
             PREMIUMS       -------------------------------  -------------------------------
END OF     ACCUMULATED                   CASH                             CASH
CONTRACT  AT 5% INTEREST    ACCOUNT   SURRENDER     DEATH    ACCOUNT   SURRENDER     DEATH
 YEAR        PER YEAR        VALUE      VALUE      BENEFIT    VALUE      VALUE      BENEFIT
------   ----------------   --------  ----------   --------  --------  ----------   --------
   1           10,500        10,928       9,932      27,778   10,928       9,932      27,778
   2           11,025        11,930      10,942      27,778   11,930      10,942      27,778
   3           11,576        13,014      12,037      27,778   13,013      12,036      27,778
   4           12,155        14,199      13,386      27,778   14,184      13,372      27,778
   5           12,763        15,495      14,071      27,778   15,453      14,660      27,778
   6           13,401        16,912      16,343      27,778   16,829      16,261      27,778
   7           14,071        18,461      17,923      27,778   18,325      17,788      27,778
   8           14,775        20,165      19,855      27,778   19,957      19,658      27,778
   9           15,513        22,009      21,754      27,778   21,745      21,491      27,778
  10           16,289        24,035      24,035      27,778   23,714      23,714      27,778
  11           17,103        26,384      28,384      28,495   26,006      26,006      28,087
  12           17,959        28,964      28,964      30,992   28,549      28,549      30,548
  13           18,856        31,800      31,800      34,027   31,331      31,331      33,525
  14           19,799        34,917      34,917      37,013   34,386      34,386      36,450
  15           20,789        38,343      38,343      40,644   37,726      37,726      39,991
  16           21,829        42,108      42,108      44,214   41,397      41,397      43,468
  17           22,920        46,246      46,246      48,559   45,407      45,407      47,678
  18           24,066        50,794      50,794      53,334   49,783      49,783      52,273
  19           25,270        55,825      55,825      58,617   54,550      54,550      57,278
  20           26,533        61,355      61,355      64,423   59,771      59,771      62,760
  25           33,864        98,388      98,388     103,308   93,315      93,315      97,981
  35           55,160       253,006     253,006     255,537  225,844     225,844     228,102

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE  VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN
APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                            MODIFIED SINGLE PREMIUM
                            VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                CURRENT CHARGES*            GUARANTEED CHARGES**
            PREMIUMS      ----------------------------  ----------------------------
END OF    ACCUMULATED                CASH                          CASH
CONTRACT AT 5% INTEREST   ACCOUNT  SURRENDER    DEATH   ACCOUNT  SURRENDER    DEATH
 YEAR       PER YEAR       VALUE     VALUE     BENEFIT   VALUE     VALUE     BENEFIT
------   --------------   -------  ---------   -------  -------  ---------   -------
   1         10,500       10,339      9,357    27,778   10,339      9,357    27,778
   2         11,025       10,675      9,712    27,778   10,675      9,712    27,778
   3         11,576       11,014     10,071    27,778   11,005     10,062    27,778
   4         12,155       11,365     10,594    27,778   11,325     10,556    27,778
   5         12,763       11,728     10,981    27,778   11,634     10,889    27,778
   6         13,401       12,103     11,582    27,778   11,926     11,407    27,778
   7         14,071       12,492     11,998    27,778   12,197     11,705    27,778
   8         14,775       12,894     12,629    27,778   12,437     12,175    27,778
   9         15,513       13,309     13,076    27,778   12,640     12,408    27,778
  10         16,289       13,740     13,740    27,778   12,793     12,793    27,778
  11         17,103       14,256     14,256    27,778   12,939     12,939    27,778
  12         17,959       14,793     14,793    27,778   13,016     13,016    27,778
  13         18,856       15,351     15,351    27,778   13,010     13,010    27,778
  14         19,799       15,932     15,932    27,778   12,906     12,906    27,778
  15         20,789       16,536     16,536    27,778   12,682     12,682    27,778
  16         21,829       17,164     17,164    27,778   12,308     12,308    27,778
  17         22,920       17,817     17,817    27,778   11,743     11,743    27,778
  18         24,066       18,496     18,496    27,778   10,931     10,931    27,778
  19         25,270       10,202     19,202    27,778    9,798      9,798    27,778
  20         26,533       19,936     19,936    27,778    8,247      8,247    27,778
  25         33,864       24,069     24,096    27,778        0          0         0
  35         55,160       35,205     35,205    35,558        0          0         0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE  VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN
APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                        HARTFORD LIFE INSURANCE COMPANY
                        MODIFIED SINGLE PREMIUM VARIABLE
                                 LIFE INSURANCE
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                        ISSUE AGES: 65 MALE \ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                   CURRENT CHARGES*                GUARANTEED CHARGES**
            PREMIUMS      -----------------------------------  -----------------------------
END OF    ACCUMULATED                     CASH                             CASH      CASH
CONTRACT AT 5% INTEREST    ACCOUNT     SURRENDER      DEATH    ACCOUNT   SURRENDER   DEATH
 YEAR       PER YEAR        VALUE        VALUE       BENEFIT    VALUE     VALUE     BENEFIT
------   --------------   ----------   ----------   ---------  --------  --------  ---------
   1          10,500        9,750        8,781        27,778     9,750    8,781      27,778
   2          11,025        9,489        8,549        27,778     9,489    8,549      27,778
   3          11,576        9,230        8,318        27,778     9,213    8,302      27,778
   4          12,155        8,977        8,242        27,778     8,919    8,184      27,778
   5          12,763        8,830        8,021        27,778     8,599    7,892      27,778
   6          13,401        8,489        8,004        27,778     8,251    7,768      27,778
   7          14,071        8,254        7,792        27,778     7,865    7,406      27,778
   8          14,775        8,025        7,785        27,778     7,430    7,193      27,778
   9          15,513        7,801        7,582        27,778     6,933    6,716      27,778
  10          16,289        7,583        7,583        27,778     6,359    6,359      27,778
  11          17,103        7,407        7,407        27,778     5,712    5,712      27,778
  12          17,959        7,234        7,234        27,778     4,946    4,946      27,778
  13          18,856        7,065        7,065        27,778     4,038    4,038      27,778
  14          19,799        6,899        6,899        27,778     2,959    2,959      27,778
  15          20,789        6,736        6,736        27,778     1,672    1,672      27,778
  16          21,829        6,576        6,576        27,778       125      125      27,778
  17          22,920        6,419        6,419        27,778         0        0           0
  18          24,066        6,266        6,266        27,778         0        0           0
  19          25,270        6,115        6,115        27,778         0        0           0
  20          26,533        5,968        5,968        27,778         0        0           0
  25          33,864        5,271        5,271        27,778         0        0           0
  35          55,160        4,066        4,066        27,778         0        0           0

  * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

 ** THESE  VALUES REFLECT INVESTMENT RESULTS  USING GUARANTEED COST OF INSURANCE
    RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN
APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 Separate Account Five
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF ASSETS & LIABILITIES
 DECEMBER 31, 1995

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           -------------   -----------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                                  1,056,132
    Cost                                                               $   1,059,586
    Market Value.........    $1,085,978        --            --
  Hartford Stock Fund,
   Inc.
    Shares                                                                  1,315,551
    Cost                                                               $   4,326,898
    Market Value.........       --         $4,639,978        --
  HVA Money Market Fund,
   Inc.
    Shares                                                                 11,483,565
    Cost                                                                 $11,483,565
    Market Value.........       --             --        $11,483,565
  Hartford Advisers Fund,
   Inc.
    Shares                                                                  5,117,447
    Cost                                                               $   9,555,792
    Market Value.........       --             --            --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                                  3,188,625
    Cost                                                                 $10,733,789
    Market Value.........       --             --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                                   545,548
    Cost                                                             $      576,355
    Market Value.........       --             --            --
  Hartford Index Fund,
   Inc.
    Shares                                                                  1,080,220
    Cost                                                               $   2,056,750
    Market Value.........       --             --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                                  1,560,824
    Cost                                                               $   1,937,278
    Market Value.........       --             --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                                  1,923,340
    Cost                                                               $   2,325,004
    Market Value.........       --             --            --
  Hartford International
   Advisers Fund, Inc.
    Shares                                                                   120,031
    Cost                                                             $      128,710
    Market Value.........       --             --            --
  Due from Hartford Life
   Insurance Company.....        34,950         6,697        --
  Receivable from fund
   shares sold...........       --             --           463,018
                           -------------   -----------   -----------
  Total Assets...........     1,120,928     4,646,675    11,946,583
                           -------------   -----------   -----------
LIABILITIES:
  Payable to Hartford
   Life Insurance
   Company...............       --             --           462,480
  Payable for fund shares
   purchased.............        34,950         6,698        --
                           -------------   -----------   -----------
  Total Liabilities......        34,950         6,698       462,480
                           -------------   -----------   -----------
  Net Assets (variable
   life contract
   liabilities)..........    $1,085,978    $4,639,977    $11,484,103
                           -------------   -----------   -----------
                           -------------   -----------   -----------
  Units Outstanding......       917,233     3,496,490    10,873,798
  Accumulation Unit Value
   at end of period......    $ 1.183971    $ 1.327038    $ 1.056126

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                               MORTGAGE
                                              CAPITAL         SECURITIES                   INTERNATIONAL     DIVIDEND AND
                          ADVISERS FUND  APPRECIATION FUND       FUND       INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                          -------------  -----------------  --------------  -----------  ------------------  ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares                                                                  1,056,132
    Cost                                                               $   1,059,586
    Market Value.........     --              --                --              --            --                 --
  Hartford Stock Fund,
   Inc.
    Shares                                                                  1,315,551
    Cost                                                               $   4,326,898
    Market Value.........     --              --                --              --            --                 --
  HVA Money Market Fund,
   Inc.
    Shares                                                                 11,483,565
    Cost                                                                 $11,483,565
    Market Value.........     --              --                --              --            --                 --
  Hartford Advisers Fund,
   Inc.
    Shares                                                                  5,117,447
    Cost                                                               $   9,555,792
    Market Value.........  $10,022,212        --                --              --            --                 --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares                                                                  3,188,625
    Cost                                                                 $10,733,789
    Market Value.........     --            $11,127,216         --              --            --                 --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares                                                                   545,548
    Cost                                                             $      576,355
    Market Value.........     --              --              $ 584,424         --            --                 --
  Hartford Index Fund,
   Inc.
    Shares                                                                  1,080,220
    Cost                                                               $   2,056,750
    Market Value.........     --              --                --           $2,190,601       --                 --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares                                                                  1,560,824
    Cost                                                               $   1,937,278
    Market Value.........     --              --                --              --           $2,037,951          --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares                                                                  1,923,340
    Cost                                                               $   2,325,004
    Market Value.........     --              --                --              --            --               $2,533,079
  Hartford International
   Advisers Fund, Inc.
    Shares                                                                   120,031
    Cost                                                             $      128,710
    Market Value.........     --              --                --              --            --                 --
  Due from Hartford Life
   Insurance Company.....     950,107          156,385          --              22,372          19,448           126,904
  Receivable from fund
   shares sold...........     --              --                 11,632         --            --                 --
                          -------------  -----------------  --------------  -----------  ------------------  ------------
  Total Assets...........  10,972,319       11,283,601          596,056      2,212,973       2,057,399         2,659,983
                          -------------  -----------------  --------------  -----------  ------------------  ------------
LIABILITIES:
  Payable to Hartford
   Life Insurance
   Company...............     --              --                 11,632         --            --                 --
  Payable for fund shares
   purchased.............     949,568          156,380          --              22,371          19,448           126,904
                          -------------  -----------------  --------------  -----------  ------------------  ------------
  Total Liabilities......     949,568          156,380           11,632         22,371          19,448           126,904
                          -------------  -----------------  --------------  -----------  ------------------  ------------
  Net Assets (variable
   life contract
   liabilities)..........  $10,022,751      $11,127,221       $ 584,424      $2,190,602      $2,037,951        $2,533,079
                          -------------  -----------------  --------------  -----------  ------------------  ------------
                          -------------  -----------------  --------------  -----------  ------------------  ------------
  Units Outstanding......   7,859,372        8,572,773          502,807      1,610,653       1,755,951         1,867,740
  Accumulation Unit Value
   at end of period......  $ 1.275261       $ 1.297972        $1.162324      $1.360070       $1.160597         $1.356226


                           INTERNATIONAL
                           ADVISERS FUND
                            SUB-ACCOUNT
                           -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Stock Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  HVA Money Market Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Advisers Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Capital
   Appreciation Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Mortgage
   Securities Fund, Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Index Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford International
   Opportunities Fund,
   Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford Dividend and
   Growth Fund, Inc.

    Shares

    Cost
    Market Value.........      --
  Hartford International
   Advisers Fund, Inc.

    Shares

    Cost
    Market Value.........    $ 133,119
  Due from Hartford Life
   Insurance Company.....      --
  Receivable from fund
   shares sold...........       11,598
                           -------------
  Total Assets...........      144,717
                           -------------
LIABILITIES:
  Payable to Hartford
   Life Insurance
   Company...............       11,598
  Payable for fund shares
   purchased.............      --
                           -------------
  Total Liabilities......       11,598
                           -------------
  Net Assets (variable
   life contract
   liabilities)..........    $ 133,119
                           -------------
                           -------------
  Units Outstanding......      114,916
  Accumulation Unit Value
   at end of period......    $1.158392

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS
 FROM INCEPTION JANUARY 10, 1995 TO DECEMBER 31, 1995

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                           -------------   -----------   -----------
INVESTMENT INCOME:
  Dividends..............     $20,875       $ 32,551      $194,388
                           -------------   -----------   -----------
    Net investment income
     (loss)..............      20,875         32,551       194,388
                           -------------   -----------   -----------
  Capital gains income...      --                403        --
                           -------------   -----------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       1,207              9        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      26,392        313,078        --
                           -------------   -----------   -----------
    Net gains (losses) on
     investments.........      27,599        313,087        --
                           -------------   -----------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $48,474       $346,041      $194,388
                           -------------   -----------   -----------
                           -------------   -----------   -----------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              CAPITAL           MORTGAGE                      INTERNATIONAL     DIVIDEND AND
                          ADVISERS FUND  APPRECIATION FUND  SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND    GROWTH FUND
                           SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                          -------------  -----------------  ----------------  -----------  -------------------  -------------
INVESTMENT INCOME:
  Dividends..............   $ 99,305         $ 30,005           $12,566        $ 15,754        $  8,088           $ 20,358
                          -------------      --------           -------       -----------      --------         -------------
    Net investment income
     (loss)..............     99,305           30,005            12,566          15,754           8,088             20,358
                          -------------      --------           -------       -----------      --------         -------------
  Capital gains income...        120              541           --                    4              92             --
                          -------------      --------           -------       -----------      --------         -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (866)             997               843             333            (114)              (289)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    466,421          393,427             8,070         133,851         100,674            208,074
                          -------------      --------           -------       -----------      --------         -------------
    Net gains (losses) on
     investments.........    465,555          394,424             8,913         134,184         100,560            207,785
                          -------------      --------           -------       -----------      --------         -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   $564,980         $424,970           $21,479        $149,942        $108,740           $228,143
                          -------------      --------           -------       -----------      --------         -------------
                          -------------      --------           -------       -----------      --------         -------------

                           INTERNATIONAL
                           ADVISERS FUND
                           SUB-ACCOUNT*
                           -------------
INVESTMENT INCOME:
  Dividends..............     $3,677
                              ------
    Net investment income
     (loss)..............      3,677
                              ------
  Capital gains income...     --
                              ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        196
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      4,408
                              ------
    Net gains (losses) on
     investments.........      4,604
                              ------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     $8,281
                              ------
                              ------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Five
HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
 FROM INCEPTION JANUARY 10, 1995 TO DECEMBER 31, 1995

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------   ------------
OPERATIONS:
  Net investment income
   (loss)................  $    20,875   $    32,551   $    194,388
  Capital gains income...      --                403        --
  Net realized gain
   (loss) on security
   transactions..........        1,207             9        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       26,392       313,078        --
                           -----------   -----------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       48,474       346,041        194,388
                           -----------   -----------   ------------
UNIT TRANSACTIONS:
  Purchases..............      --            --          46,855,863
  Net transfers..........    1,057,360     4,397,905    (32,905,541)
  Surrenders.............      (17,899)      (36,191)      (186,484)
  Net loan withdrawal....         (127)      (58,548)    (2,423,958)
  Cost of insurance and
   other fees............       (1,830)       (9,230)       (50,165)
                           -----------   -----------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    1,037,504     4,293,936     11,289,715
                           -----------   -----------   ------------
  Total increase in net
   assets................    1,085,978     4,639,977     11,484,103
NET ASSETS:
  Beginning of period....      --            --             --
                           -----------   -----------   ------------
  End of period..........  $ 1,085,978   $ 4,639,977   $ 11,484,103
                           -----------   -----------   ------------
                           -----------   -----------   ------------

* From inception, March 1, 1995, to December 31, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           ADVISERS FUND   APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                            SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment income
   (loss)................   $    99,305       $    30,005         $ 12,566       $    15,754       $    8,088        $   20,358
  Capital gains income...           120               541          --                      4               92           --
  Net realized gain
   (loss) on security
   transactions..........          (866)              997              843               333             (114)             (289)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       466,421           393,427            8,070           133,851          100,674           208,074
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       564,980           424,970           21,479           149,942          108,740           228,143
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       --               --                --                --              --                 --
  Net transfers..........     9,588,547        10,836,491          579,334         2,068,160        1,981,409         2,362,955
  Surrenders.............       (46,331)          (62,476)         (15,266)          (23,814)         (19,876)          (23,348)
  Net loan withdrawal....       (67,424)          (51,314)         --                --               (28,680)          (30,134)
  Cost of insurance and
   other fees............       (17,021)          (20,450)          (1,123)           (3,686)          (3,642)           (4,537)
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     9,457,771        10,702,251          562,945         2,040,660        1,929,211         2,304,936
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
  Total increase in net
   assets................    10,022,751        11,127,221          584,424         2,190,602        2,037,951         2,533,079
NET ASSETS:
  Beginning of period....       --               --                --                --              --                 --
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
  End of period..........   $10,022,751       $11,127,221         $584,424       $ 2,190,602       $2,037,951        $2,533,079
                           -------------   -----------------   ---------------   -----------   ------------------   ------------
                           -------------   -----------------   ---------------   -----------   ------------------   ------------

                           INTERNATIONAL
                           ADVISERS FUND
                           SUB-ACCOUNT*
                           -------------
OPERATIONS:
  Net investment income
   (loss)................    $  3,677
  Capital gains income...      --
  Net realized gain
   (loss) on security
   transactions..........         196
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       4,408
                           -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       8,281
                           -------------
UNIT TRANSACTIONS:
  Purchases..............      --
  Net transfers..........     137,448
  Surrenders.............     (12,345)
  Net loan withdrawal....      --
  Cost of insurance and
   other fees............        (265)
                           -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     124,838
                           -------------
  Total increase in net
   assets................     133,119
NET ASSETS:
  Beginning of period....      --
                           -------------
  End of period..........    $133,119
                           -------------
                           -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT FIVE
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 1995

 1.  ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders. The Account commenced operations on January 10, 1995.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The  following  is  a  summary of  significant  accounting  policies  of the
    Account,  which  are  in  accordance  with  generally  accepted   accounting
    principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1995.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE
 OWNERS OF UNITS OF INTEREST THEREIN:

 We have audited the accompanying statement of assets & liabilities of Hartford Life Insurance Company Separate Account Five (the Account) as of December 31, 1995, and the related statement of operations and changes in net assets for the period from inception, January 10, 1995, to December 31, 1995. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company Separate Account Five as of December 31, 1995, the results of its operations and changes in its net assets for the period from inception, January 10, 1995, to December 31, 1995, in conformity with generally accepted accounting principles.

 Hartford, Connecticut
 February 19, 1996                                           Arthur Andersen LLP

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Hartford Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company (a Connecticut corporation and wholly-owned subsidiary of Hartford Life and Accident Insurance Company) and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These consolidated financial statements and the schedules referred to below are the responsibility of Hartford Life Insurance Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

As discussed in Note 1 in Notes to Consolidated Financial Statements, Hartford Life Insurance Company adopted new accounting standards promulgated by the Financial Accounting Standards Board, changing its methods of accounting, as of January 1, 1994, for debt and equity securities.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedules listed in the Index to Consolidated Financial Statements and Schedules are presented for purposes of complying with the Securities and Exchange Commission's rules and are not a required part of the basic consolidated financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.

                                             ARTHUR ANDERSEN  LLP


Hartford, Connecticut
January 24, 1996

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED STATEMENTS OF INCOME
                                    (IN MILLIONS)

--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                       FOR THE YEAR ENDED DECEMBER 31,
                                  ----------------------------------------
                                       1995           1994           1993
                                      -------        -------        ------
REVENUES
    Premiums and other considerations  $1,487         $1,100         $747
    Net investment income               1,328          1,292        1,051
    Net realized (losses) gains           (11)             7           16
                                       ------         ------        -----
                       TOTAL REVENUES   2,804          2,399        1,814
                                       ------         ------        -----

BENEFITS, CLAIMS AND EXPENSES
    Benefits, claims and claim
     adjustment expenses                1,422          1,405        1,046
    Dividends to policyholders            675            419          227
    Amortization of deferred policy
     acquisition costs                    199            145          113
    Other insurance expense               317            227          210
                                       ------         ------        -----
  TOTAL BENEFITS, CLAIMS AND EXPENSES   2,613          2,196        1,596
                                       ------         ------        -----

INCOME BEFORE INCOME TAX EXPENSE          191            203          218

    Income tax expense                     62             65           75
                                       ------         ------        -----
NET INCOME                               $129           $138         $143
                                       ------         ------        -----
                                       ------         ------        -----

---------------------------------------------------------------------------
---------------------------------------------------------------------------

The accompanying Notes are an integral part of these Consolidated Financial Statements.

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                             CONSOLIDATED BALANCE SHEETS
                           (IN MILLIONS EXCEPT SHARE DATA)

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                           1995      1994
                                                           -------   --------
                        ASSETS
Investments
    Fixed maturities
         available for sale, at market value
         (amortized cost of $14,440 and $14,464)           $14,400   $13,429
    Equity securities, at market value
         (cost of $61 and $76)                                  63        68
    Mortgage loans, at outstanding balance                     265       316
    Policy loans, at outstanding balance                     3,381     2,614
    Other investments, at cost                                 156       107
                                                           -------   -------
                                       TOTAL INVESTMENTS    18,265    16,534

Cash                                                            46        20
Premiums and amounts receivable                                165       160
Reinsurance recoverable                                      6,221     5,466
Accrued investment income                                      394       378
Deferred policy acquisition costs                            2,188     1,809
Deferred income tax                                            420       590
Other assets                                                   234        83
Separate account assets                                     36,264    22,809
                                                           -------   -------
                                            TOTAL ASSETS   $64,197   $47,849
                                                           -------   -------
                                                           -------   -------

                        LIABILITIES
Future policy benefits                                      $2,373    $1,890
Other policyholder funds                                    22,598    21,328
Other liabilities                                            1,233     1,000
Separate account liabilities                                36,264    22,809
                                                           -------   -------
                                       TOTAL LIABILITIES    62,468    47,027
                                                           -------   -------
Commitments and contingencies (Note 9)

                   STOCKHOLDER'S EQUITY
Common stock
    Authorized 1,000 shares, $5,690 par value
    Issued and outstanding 1,000 shares                          6         6
Additional paid-in capital                                   1,007       826
Retained earnings                                              773       644
Unrealized loss on investments, net of tax                     (57)     (654)
                                                           -------   -------
                              TOTAL STOCKHOLDER'S EQUITY     1,729       822
                                                           -------   -------
              TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY   $64,197   $47,849
                                                           -------   -------
                                                           -------   -------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

The accompanying Notes are an integral part of these Consolidated Financial Statements.

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                    (IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                               UNREALIZED LOSS       TOTAL
                                                        COMMON     ADDITIONAL      RETAINED   ON INVESTMENTS,    STOCKHOLDER'S
                                                        STOCK    PAID-IN-CAPITAL   EARNINGS     NET OF TAX          EQUITY
                                                        ------   ---------------   --------   ---------------    -------------
BALANCE, DECEMBER 31, 1992                                  $6              $498       $373                $0             $877

 Net income                                                  -                 -        143                 -              143

 Capital contribution                                        -               180          -                 -              180

 Excess of assets over liabilities
 on reinsurance assumed from affiliate                       -                (2)         -                 -               (2)

 Change in unrealized loss on investments, net of tax        -                 -          -                (5)              (5)

                                                         ------   ---------------   --------   ---------------    -------------
BALANCE, DECEMBER 31, 1993                                   6               676        516                (5)           1,193
                                                         ------   ---------------   --------   ---------------    -------------


 Net income                                                  -                 -        138                 -              138

 Capital contribution                                        -               150          -                 -              150

 Dividend paid                                               -                 -        (10)                -              (10)

 Change in unrealized loss on investments, net of tax*       -                 -          -              (649)            (649)
                                                        ------   ---------------   --------   ---------------    -------------

BALANCE, DECEMBER 31, 1994                                   6               826        644              (654)             822
                                                        ------   ---------------   --------   ---------------    -------------

 Net income                                                  -                 -        129                 -              129

 Capital contribution                                        -               181          -                 -              181

 Change in unrealized loss on investments, net of tax        -                 -          -               597              597
                                                        ------   ---------------   --------   ---------------    -------------

BALANCE, DECEMBER 31, 1995                                  $6           $1,007       $773              ($57)           $1,729
                                                        ------   ---------------   --------   ---------------    -------------
                                                        ------   ---------------   --------   ---------------    -------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(*) The 1994 change in unrealized loss on investments, net of tax, included an unrealized gain of $91 due to adoption of SFAS No. 115 as discussed in Note 1(b) of Notes to Consolidated Financial Statements.

The accompanying Notes are an integral part of these Consolidated Financial Statements.

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    (IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                    1995            1994            1993
                                                                               -------------   --------------   -------------
OPERATING ACTIVITIES
 Net income                                                                             $129             $138            $143
 Adjustments to net income:
   Net realized (losses) gains                                                            11               (7)            (16)
   (Decrease) increase in liability to policyholders for realized gains                   (3)               5             (15)
   Net amortization of premium on fixed maturities                                        21               41               2
   Provision for deferred income taxes                                                  (172)            (128)           (121)
   Increase in deferred policy acquisition costs                                        (379)            (441)           (292)
   (Increase) decrease in premiums and amounts receivable                                (81)              10             (28)
   Increase in accrued investment income                                                 (16)            (106)             (4)
   (Increase) decrease in other assets                                                  (177)             101             (36)
   (Increase) decrease in reinsurance recoverable                                        (35)              75            (121)
   Increase in liability for future policy benefits                                      483              224             360
   Increase in other liabilities                                                         281              191             176
                                                                               -------------   --------------   -------------
                                     CASH PROVIDED BY OPERATING ACTIVITIES                62              103              48
                                                                               -------------   --------------   -------------

INVESTING ACTIVITIES
 Purchases of fixed maturities investments                                            (6,228)          (9,127)        (12,406)
 Proceeds from sales of fixed maturities investments                                   4,848            5,708           8,813
 Maturities and principal paydowns of fixed maturities investments                     1,741            1,931           2,596
 Net purchases of other investments                                                     (871)          (1,338)           (206)
 Net (purchases)/sales of short-term investments                                         (24)             135            (564)
                                                                               -------------   --------------   -------------
                                        CASH USED FOR INVESTING ACTIVITIES              (534)          (2,691)         (1,767)
                                                                               -------------   --------------   -------------

FINANCING ACTIVITIES
 Net receipts from investment and UL-type contracts credited to
   policyholder account balances                                                         498            2,467           1,513
 Capital contribution                                                                      0              150             180
 Dividends paid                                                                            0              (10)              0
                                                                               -------------   --------------   -------------
                                     CASH PROVIDED BY FINANCING ACTIVITIES               498            2,607           1,693
                                                                               -------------   --------------   -------------

NET INCREASE (DECREASE) IN CASH                                                           26               19             (26)

 Cash at beginning of year                                                                20                1              27
                                                                               -------------   --------------   -------------

CASH AT END OF YEAR                                                                      $46              $20              $1
                                                                               -------------   --------------   -------------
                                                                               -------------   --------------   -------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes are an integral part of these Consolidated Financial Statements.

             HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                      (DOLLAR AMOUNTS IN MILLIONS)



1.  SIGNIFICANT ACCOUNTING POLICIES

(A)  BASIS OF PRESENTATION
These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries ("Hartford Life" or the "Company"), ITT Hartford Life and Annuity Insurance Company ("ILA") and ITT Hartford International Life Reassurance Corporation ("HLRe"), formerly American Skandia Life Reinsurance Corporation. Hartford Life is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"). Hartford Life is ultimately owned by Hartford Fire Insurance Company ("Hartford Fire"), which is ultimately owned by ITT Hartford Group, Inc. ("ITT Hartford"), formerly a subsidiary of ITT Corporation ("ITT"). On December 19, 1995, ITT Corporation distributed all of the outstanding shares of ITT Hartford Group to ITT Corporation Shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, ITT Hartford became an independent publicly traded company.

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company offers life, annuity, pension, and disability insurance products. These products are distributed and marketed by multiple distribution channels which include broker-dealers, agents and banks, as well as a captive sales force. Hartford Life conducts business primarily in the United States and is licensed to write business in all 50 states. The Company is headquartered in Simsbury, Connecticut and has 3,045 direct employees.

The consolidated financial statements are prepared in conformity with generally accepted accounting principles which differ in certain material respects from the accounting practices prescribed or permitted by various insurance regulatory authorities.

(B)  CHANGES IN ACCOUNTING PRINCIPLES
Effective January 1, 1994, Hartford Life adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The new standard requires, among other things, that securities be classified as "held-to-maturity", "available-for-sale" or "trading" based on Hartford Life's intentions with respect to the ultimate disposition of the security and its ability to effect those intentions. The classification determines the appropriate accounting carrying value (cost basis or fair value) and, in the case of fair value, whether the adjustment impacts Stockholder's Equity directly or is reflected in the Consolidated Statements of Income. Investments in equity securities had previously been and continue to be recorded at fair value with the corresponding impact included in Stockholder's Equity. Under SFAS No. 115, Hartford Life's fixed maturities are classified as "available-for-sale" and accordingly, these investments are reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Unrealized loss on investments, net of tax." As with the underlying investment security, unrealized gains and losses on derivative financial instruments are considered in determining the fair value of the portfolios. The impact of adoption was an increase to Stockholder's Equity of $91. Hartford Life's cash flows were not impacted by this change in accounting principle.

(C)  REVENUE RECOGNITION
Revenues for universal life policies and investment products consist of policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders. Deferred acquisition costs are amortized using the retrospective deposit method for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit and the prospective deposit method is used where investment margins are the primary source of profit.

(D)  FUTURE POLICY BENEFITS AND OTHER POLICYHOLDER FUNDS
Liabilities for future policy benefits are computed by the net level premium method using interest rate assumptions varying from 3% to 11% and withdrawal, mortality and morbidity assumptions which vary by plan, year of issue and policy durations and include a provision for adverse deviation. Other policyholder funds which represent liabilities for universal life insurance and investment products reflect policy account balances before applicable surrender charges.

(E)  POLICYHOLDER REALIZED GAINS AND LOSSES
Realized gains and losses on security transactions associated with Hartford Life's immediate participation guaranteed contracts are excluded from revenues, since under the terms of the contracts the realized gains and losses will be credited to policyholders in future years as they are entitled to receive them.

(F)  DEFERRED POLICY ACQUISITION COSTS
Policy acquisition costs, including commissions and certain underwriting expenses associated with acquiring traditional life insurance products, are deferred and amortized over the lesser of the estimated or actual contract life. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value of expected gross profits from surrender charges, investment, mortality and expense margins.

(G)  INVESTMENTS
Hartford Life's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper which are classified as "available-for-sale" and accordingly are carried at market value with the after-tax difference from cost reflected as a component of Stockholder's Equity designated "Unrealized loss on investments, net of tax". Equity securities, which include common and non-redeemable preferred stocks, are carried at market value with the after-tax difference from cost reflected in Stockholder's Equity. Realized investment gains and losses, after deducting life and pension policyholders' share, are reported as a component of revenue and are determined on a specific identification basis.

(H)  DERIVATIVE FINANCIAL INSTRUMENTS
Hartford Life uses a variety of derivative financial instruments including, swaps, caps, floors, options, forwards and exchange traded financial futures as part of an overall risk management strategy. These instruments, are used as a means of hedging exposure to price, foreign currency and/or interest rate risk on planned investment purchases or existing assets and liabilities. Hartford Life does not hold or issue derivative financial instruments for trading purposes. Hartford Life's accounting for derivative financial instruments used to manage risk is in accordance with the concepts established in SFAS No. 80, "Accounting for Futures Contracts," SFAS No. 52 , "Foreign Currency Translation", American Institute of Certified Public Accountants Statement of Position 86-2, "Accounting for Options" and various Emerging Issues Task Force pronouncements. Written options are in all cases used in conjunction with other assets and derivatives as part of an overall risk management strategy. Derivative instruments are carried at values consistent with the asset or liability being hedged. Derivatives used to hedge fixed maturities or equities are carried at fair value with the after-tax difference from cost reflected in Stockholder's Equity. Derivatives used to hedge other invested assets or liabilities are carried at cost.

Derivatives, used as part of a risk management strategy, must be designated at inception as a hedge and measured for effectiveness both at inception and on an ongoing basis. Hartford Life's minimum correlation threshold for hedge designation is 80%. If correlation, which is assessed monthly and measured based on a rolling three month average, falls below 80%, hedge accounting will be terminated. Derivatives used to create a synthetic asset must meet synthetic accounting criteria including designation at inception and consistency of terms between the synthetic and the instrument being replicated. Synthetic instrument accounting, consistent with industry practice, provides that the synthetic asset is accounted for like the financial instrument it is intended to replicate. Derivatives which fail to meet risk management criteria are marked to market with the impact reflected in the Consolidated Statements of Income.

Gains or losses on financial futures contracts entered into in anticipation of the future receipt of product cash flows are deferred and, at the time of the ultimate purchase, reflected as a basis adjustment to the purchased asset. Gains or losses on futures used in invested asset risk management are deferred and adjusted into the basis of the hedged asset when the contract futures are closed, except for futures used in duration hedging which are deferred and basis adjusted on a quarterly basis. The basis adjustments are amortized into investment income over the remaining asset life.

Open forward commitment contracts are marked to market through Stockholder's Equity. Such contracts are recorded at settlement by recording the purchase of the specified securities at the previously committed price. Gains or losses resulting from the termination of the forward commitment contracts before the delivery of the securities are recognized immediately in the Consolidated Statements of Income as a component of net investment income.

The cost of options entered into as part of a risk management strategy are basis adjusted to the underlying asset or liability and amortized over the remaining life of the hedge. Gains or losses on expiration or termination are adjusted into the basis of the underlying asset or liability and amortized over the remaining asset life.

Interest rate swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the life of the swap agreement as an adjustment to income. Should the swap be terminated, the gain or loss is adjusted into the basis of the asset or liability and amortized over the remaining life. Should the hedged asset be sold or liability terminated without terminating the swap position, any swap gains or losses are immediately recognized in earnings. Interest rate swaps purchased in anticipation of an asset purchase ("anticipatory transaction") are recognized consistent with the underlying asset components such that the settlement component is recognized in the Consolidated Statements of Income while the change in market value is recognized as an unrealized gain or loss.

Premiums paid on purchased floor or cap agreements and the premium received on issued floor or cap agreements (used for risk management), are adjusted into the basis of the applicable asset and amortized over the asset life. Gains or losses on termination of such positions are adjusted into the basis of the asset or liability and amortized over the remaining asset life. Net payments are recognized as an adjustment to income or basis adjusted and amortized depending on the specific hedge strategy.

Forward exchange contracts and foreign currency swaps are accounted for in accordance with SFAS No. 52.

(I)  RELATED PARTY TRANSACTIONS
Transactions of Hartford Life with its parent and affiliates relate principally to tax settlements, insurance coverage, rental and service fees and payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from Hartford Life to fund pension costs and claim annuities to settle casualty claims.

On June 30, 1995, the assets of Lyndon Insurance Company ("Lyndon") were contributed to ILA. As a result, ILA received approximately $365 in fixed maturities, equity securities and cash, $26 in receivables, $187 of current tax liability, $20 in deferred tax liability, and $3 of other liabilities. The excess of assets over liabilities of $181 were recorded as an increase to paid-in capital.

Substantially all general insurance expenses related to Hartford Life, including rent expenses, are initially paid by Hartford Fire. Direct expenses are allocated to Hartford Life using specific identification and indirect expenses are allocated using other applicable methods.

The rent paid to Hartford Fire for the space occupied by Hartford Life was $3 in 1995, 1994, and 1993 respectively. Hartford Life expects to pay rent of $3 in 1996, 1997, 1998, 1999, and 2000, respectively and $57 thereafter, over the contract life of the lease.

(J) DIVIDEND TO POLICYHOLDERS
Dividends to policyholders primarily represent those amounts paid to corporate owned life insurance ("COLI") policyholders. These dividend liabilities, which appear as other policyholder funds on the Consolidated Balance Sheets, are recorded when approved by the board of directors.

See Note (4) for the related party coinsurance agreements.

2. INVESTMENTS
(a) COMPONENTS OF NET INVESTMENT INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                             --------------------------
                                                              1995      1994      1993
                                                             ------    ------    ------
Interest income                                              $1,338    $1,247    $1,007
Income from other investments                                     1        54        53
                                                             ------    ------    ------

                                    GROSS INVESTMENT INCOME   1,339     1,301     1,060

Less: Investment expenses                                        11         9         9
                                                             ------    ------    ------
                                      NET INVESTMENT INCOME  $1,328    $1,292    $1,051
                                                             ------    ------    ------
                                                             ------    ------    ------

(b) UNREALIZED GAINS/(LOSSES) ON EQUITY SECURITIES

                                                                 As of December 31,
                                                             --------------------------
                                                              1995      1994      1993
                                                             ------    ------    ------
Gross unrealized gains                                           $4        $2        $3
Gross unrealized losses                                          (2)      (11)      (11)
Deferred income tax expenses/(benefit)                            1        (3)       (3)
                                                             ------    ------    ------
                    NET UNREALIZED GAINS (LOSSES) AFTER TAX       1        (6)       (5)
Balance at the beginning of the year                             (6)       (5)       (0)
                                                             ------    ------    ------
CHANGE IN NET UNREALIZED GAINS (LOSSES) ON EQUITY SECURITIES     $7       ($1)      ($5)
                                                             ------    ------    ------
                                                             ------    ------    ------

(c) UNREALIZED GAINS/(LOSSES) IN FIXED SECURITIES
                                                                 As of December 31,
                                                             --------------------------
                                                              1995      1994      1993
                                                             ------    ------    ------
Gross unrealized gains                                         $529      $150      $538
Gross unrealized losses                                        (569)   (1,185)     (290)
Unrealized (losses)/gains credited to policyholder              (52)       37         0
Deferred income tax (benefit)/expense                           (34)     (350)       87
                                                             ------    ------    ------
                    NET UNREALIZED (LOSSES) GAINS AFTER TAX     (58)     (648)      161

Balance at the beginning of the year                           (648)      161       144
                                                             ------    ------    ------
                  CHANGE IN NET UNREALIZED GAINS(LOSES)
                   ON FIXED MATURITIES                         $590     ($809)      $17
                                                             ------    ------    ------
                                                             ------    ------    ------

(d) COMPONENTS OF NET REALIZED GAINS/(LOSSES)
                                                              Year ended December 31,
                                                             --------------------------
                                                              1995      1994      1993
                                                             ------    ------    ------
Fixed maturities                                                $23      ($34)     ($12)
Equity securities                                                (6)      (11)        0
Real estate and other                                           (25)       47        43
Less: (decrease)/increase in liability to policyholders
  for realized gains                                             (3)        5       (15)
                                                             ------    ------    ------
                                NET REALIZED (LOSSES) GAINS    ($11)       $7       $16
                                                             ------    ------    ------
                                                             ------    ------    ------

(e) DERIVATIVE INVESTMENTS
A summary of investments, segregated by major category along with the types of derivatives and their respective notional amounts, are as follows as of December 31, 1995 :

                                                           SUMMARY OF INVESTMENTS
                                                           AS OF DECEMBER 31, 1995
                                                              (CARRYING AMOUNT)


                                                         Caps, Floors & Options                         Foreign
                                  Carrying               -----------------------                        Currency
                                   Value   Non-Derivative Issued(b)  Purchased(c)  Futures(d)  Swaps(f)   Swaps
                                  --------  -----------  --------   -----------   ---------   --------   -------
Asset-backed securities             $5,764       $5,752       ($1)          $30          $0       ($17)       $0
Inverse floaters(a)                    711          794       (30)           16           0        (69)        0
Anticipatory(e)                          0            0         0             0           0          0         0
                                  --------  -----------  --------   -----------   ---------   --------   -------
  TOTAL ASSET-BACKED SECURITIES      6,475        6,546       (31)           46           0        (86)        0

Other bonds and notes                7,118        7,165        (1)            0           0        (22)      (24)
Short-term investments                 807          807         0             0           0          0         0
                                  --------  -----------  --------   -----------   ---------   --------   -------
           TOTAL FIXED MATURITIES   14,400       14,518       (32)           46           0       (108)      (24)
Other investments                    3,865        3,865         0             0           0          0         0
                                  --------  -----------  --------   -----------   ---------   --------   -------
             TOTAL INVESTMENTS     $18,265      $18,383      ($32)          $46          $0      ($108)     ($24)
                                  --------  -----------  --------   -----------   ---------   --------   -------
                                  --------  -----------  --------   -----------   ---------   --------   -------

                                                           SUMMARY OF INVESTMENTS
                                                           AS OF DECEMBER 31, 1995
                                                              (NOTIONAL AMOUNT)
                                                         (EXCLUDING LIABILITY HEDGES)


                                                  Caps, Floors & Options                   Foreign
                                   Notional       ----------------------                   Currency
                                    Amount  Issued(b) Purchased(c) Futures(d)   Swaps(f)    Swaps
                                  --------  ---------  ---------   ----------  ---------  ---------
Asset-backed securities             $3,863       $118     $3,133         $322       $290         $0
Inverse floaters(a)                  1,601        560        354            6        681          0
Anticipatory(e)                        238          0          0          213         25          0
                                  --------  ---------  ---------   ----------  ---------  ---------
 TOTAL ASSET-BACKED SECURITIES       5,702        678      3,487          541        996          0

   Other bonds and notes             1,365         33         66          322        757        187
   Short-term  investments               0          0          0            0          0          0
                                  --------  ---------  ---------   ----------  ---------  ---------
        TOTAL FIXED MATURITIES       7,067        711      3,553          863      1,753        187
   Other investments                    18          0          0            0         18          0
                                  --------  ---------  ---------   ----------  ---------  ---------
             TOTAL INVESTMENTS      $7,085       $711     $3,553         $863     $1,771       $187
                                  --------  ---------  ---------   ----------  ---------  ---------
                                  --------  ---------  ---------   ----------  ---------  ---------


(a) Inverse floaters are variations of CMO's for which the coupon rates move inversely with an index rate (e.g. LIBOR). The risk to principal is considered negligible as the underlying collateral for the securities is
guaranteed or sponsored by government agencies.   To address the volatility
risk created by the coupon variability, Hartford Life uses a variety of derivative instruments, primarily interest rate swaps and issued floors.

(b) Includes issued caps $475 with a weighted average strike rate of 8.5% (ranging from 7.0% to 10.4%) and over 85% mature in 2000 through 2004. Issued floors totaled $236, have a weighted average strike rate of 8.1% (ranging from 5.3% to 10.9%) and mature through 2007 with 76% maturing by 2004.

(c) Comprised of purchased floors of $1.8 billion and purchased caps of $1.7 billion. The floors have a weighted average strike price of 5.8% (ranging from 3.7% to 6.8%) and over 85% mature in 1997 through 1999. The caps have a weighted average strike price of 7.5% (ranging from 4.5% and 10.1%) and over 82% mature in 1997 through 1999.

(d) Over 95% of futures contracts expire before December 31, 1996.

(e) Deferred gains and losses on anticipatory transactions are included in the carrying value of bond investments in the consolidated balance sheets. At the time of the ultimate purchase, they are reflected as a basis adjustment to the purchased asset. At December 31, 1995, there were $5.3 in net deferred losses for futures, interest rate swaps and purchased options.

(f) The following table summarizes the maturities by notional value of interest rate swaps outstanding at December 31, 1995 and the related weighted average interest pay rate or receive rate assuming current market conditions:



                                                      MATURITY OF SWAPS ON INVESTMENTS
                                                           AS OF DECEMBER 31, 1995


                                                                                                                           LAST
                                                  1996      1997      1998      1999      2000     THEREAFTER     TOTAL  MATURITY
                                                  ----      ----      ----      ----      ----     ----------     -----  --------
INTEREST RATE SWAPS
 PAY FIXED/RECEIVE VARIABLE
   Notional Value                                  $15       $50        $0      $453       $31           $229      $778      2004
   Weighted Average Pay Rate                      5.0%      7.2%      0.0%      8.1%      7.1%           7.8%      7.8%
   Weighted Average Receive Rate                  5.8%      5.9%      0.0%      5.8%      5.7%           5.9%      5.9%

 PAY VARIABLE/RECEIVE FIXED
   Notional Value                                 $100       $68       $25       $25       $35           $190      $443      2007
   Weighted Average Pay Rate                      5.9%      8.6%      5.9%      0.0%      5.9%           5.4%      5.4%
   Weighted Average Receive Rate                  2.4%      7.9%      4.0%      0.0%      6.5%           6.9%      6.9%

 PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
   Notional Value                                  $50       $18       $36       $12      $200           $234      $550      2004
   Weighted Average Pay Rate                      5.8%      0.0%      3.7%      3.5%      4.5%          16.3%      5.7%
   Weighted Average Receive Rate                  5.4%      0.0%      5.6%      5.2%      6.8%           5.9%      6.4%

TOTAL INTEREST RATE SWAPS                         $165      $136       $61      $490      $266           $653    $1,771      2007
 WEIGHTED AVERAGE PAY RATE                        5.8%      7.8%      4.6%      7.6%      5.0%           7.3%      6.9%
 WEIGHTED AVERAGE RECEIVE RATE                    3.6%      7.2%      4.9%      5.4%      6.6%           6.3%      5.8%


(g) The following table reconciles the derivative notional amounts by derivative type and by strategy:


                                                          BY DERIVATIVE TYPE
                                   ----------------------------------------------------------------------
                                       12/31/94                      MATURITIES/              12/31/95
                                  NOTIONAL AMOUNT     ADDITIONS      TERMINATIONS        NOTIONAL AMOUNT
                                  ---------------     ---------      ------------        ---------------
Caps                                       $1,861        $2,666            $2,343                 $2,184
Floors                                      2,131           237               188                  2,180
Swaps/Collars/Forwards/Options              4,374         1,355             2,163                  3,566
Futures                                       253         6,125             5,515                    863
                                  ---------------     ---------      ------------        ---------------
                           TOTAL           $8,619       $10,383           $10,209                 $8,793
                                  ---------------     ---------      ------------        ---------------
                                  ---------------     ---------      ------------        ---------------


                                                            BY STRATEGY
                                   ----------------------------------------------------------------------
                                         12/31/94                     MATURITIES/              12/31/95
                                  NOTIONAL AMOUNT     ADDITIONS      TERMINATIONS        NOTIONAL AMOUNT
                                  ---------------    ----------      ------------        ---------------
Liability                                  $1,725          $729              $746                 $1,708
Anticipatory                                  626         1,564             1,952                    238
Asset                                       3,048         3,153             3,217                  2,984
Portfolio                                   3,220         4,937             4,294                  3,863
                                  ---------------    ----------      ------------         --------------
                       TOTAL               $8,619       $10,383           $10,209                 $8,793
                                  ---------------    ----------      ------------         --------------
                                  ---------------    ----------      ------------         --------------

In addition to risk management through derivative financial instruments pertaining to the investment portfolio, interest rate sensitivity related to certain Company liabilities was altered primarily through interest rate swap agreements. The notional amount of the liability agreements in which Hartford Life generally pays one variable rate in exchange for another, was $1.7 billion at December 31, 1995 and 1994 respectively. The weighted average pay rate is 5.9%; the weighted average receive rate is 6.0% , and these agreements mature at various times through 2001.

(F)  CONCENTRATION OF CREDIT RISK
Hartford Life has a reinsurance recoverable of $5.6 billion from Mutual Benefit Life Assurance Corporation (Mutual Benefit). The risk of Mutual Benefit becoming insolvent is mitigated by the reinsurance agreement's requirement that the assets be kept in a security trust with Hartford Life as sole beneficiary. Excluding investments in U.S. government and agencies, Hartford Life has no other significant concentrations of credit risk.

Included in fixed maturity investments at December 31, 1995 were $39 of Orange County, California Pension Obligation Bonds, $17 of which were carried in the general account and $22 which were included in Hartford Life's guaranteed separate accounts. During 1995 all interest payments due were received. While Orange County is currently operating under Protection of Chapter 9 of the Federal Bankruptcy Laws, Hartford Life believes the bonds are not impaired other than on a temporary basis.

(G)  FIXED MATURITIES
The schedule below details the amortized cost and fair values of Hartford Life's fixed maturities by component, along with the gross unrealized gains and losses:


                                                                      AS OF DECEMBER 31,1995
                                                       --------------------------------------------------
                                                                          GROSS UNREALIZED
                                                       AMORTIZED       ---------------------      MARKET
                                                          COST          GAINS         LOSSES       VALUE
                                                       ----------      -------        ------       -----
U.S. Government and government agencies and
   authorities;
 Guaranteed and sponsored                                   $502           $4            ($9)        $497
 Guaranteed and sponsored-asset backed                     3,568          210           (387)       3,391

State, municipalities and political subdivisions             201            4             (3)         202
International governments                                    291           19             (4)         306
Public utilities                                             949           29             (2)         976
All other corporate-asset backed                           3,065           76            (55)       3,086
All other corporate                                        5,056          187           (109)       5,134
Short-term investments                                       808            0              0          808
                                                       ----------      -------          -----       -----
                                TOTAL INVESTMENTS        $14,440         $529          ($569)     $14,440
                                                       ----------      -------          -----       -----
                                                       ----------      -------          -----       -----


                                                                      AS OF DECEMBER 31,1994
                                                       --------------------------------------------------
                                                                          GROSS UNREALIZED
                                                       AMORTIZED       ---------------------      MARKET
                                                          COST          GAINS         LOSSES       VALUE
                                                       ----------      -------        ------       -----
U.S. Government and government agencies
   and authorities;
 Guaranteed and sponsored                                 $1,516           $1           ($87)      $1,430
 Guaranteed and sponsored-asset backed                     4,256           78           (571)       3,763

State, municipalities and political subdivisions             148            1            (12)         137
International governments                                    189            1            (14)         176
Public utilities                                             531            1            (32)         500
All other corporate-asset backed                           2,442           30           (121)       2,351
All other corporate                                        3,717           38           (297)       3,458
Short-term investments                                     1,665            0            (51)       1,614
                                                        ---------      -------       --------     -------
                                TOTAL INVESTMENTS        $14,464         $150        ($1,185)     $13,429
                                                        ---------      -------       --------     -------
                                                        ---------      -------       --------     -------

The amortized cost and estimated fair value of fixed maturities at December 31, 1995, by maturity, are shown below. Asset backed securities are distributed to maturity year based on estimates of the rate of future prepayments of principal over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting the borrowers' rights to call or prepay their obligations.

                                                      AMORTIZED     MARKET
                                                         COST       VALUE
                                                     ----------   ---------
       Due in one year or less                          $3,146      $3,133
       Due after one year through five years             6,373       6,316
       Due after five years through ten years            3,609       3,644
       Due after ten years                               1,312       1,307
                                                     ----------   ---------
                                             TOTAL     $14,440     $14,400
                                                     ----------   ---------
                                                     ----------   ---------

Sales of fixed maturities excluding short-term fixed maturities for the years ended December 31, 1995, 1994, and 1993 resulted in proceeds of $4,848, $5,708, and $8,813, respectively, resulting in gross realized gains of $91, $71, and $192, respectively, and gross realized losses of $72, $100, and $219, respectively, not including policyholder gains and losses. Sales of equity securities and other investments for the years ended December 31, 1995, 1994, and 1993 resulted in proceeds of $64, $159, and $127, respectively, resulting in gross realized gains of $28, $3, and $0, respectively, and gross realized losses of $59, $14, $0, respectively, not including policyholder gains and losses.

(H)  FAIR VALUE OF FINANCIAL INSTRUMENTS

                               AS OF DECEMBER 31, 1995  AS OF DECEMBER 31, 1994
                               -----------------------  -----------------------
                                        CARRYING    FAIR    CARRYING    FAIR
                                         AMOUNT    VALUE     AMOUNT    VALUE
                                        --------  --------  --------  --------
ASSETS
 Fixed maturities                        $14,400   $14,400   $13,429   $13,429
 Equity securities                            63        63        68        68
 Policy loans                              3,381     3,381     2,614     2,614
 Mortgage loans                              265       265       316       316
 Investments in partnerships and trusts       94        97        36        42
 Miscellaneous                                62        62        67        67

LIABILITIES
 Other policy claims and benefits        $12,727   $12,767   $13,001   $12,374


The following methods and assumptions were used to estimate the fair value of each class of financial instrument: fair value for fixed maturities and equity securities approximate those quotations published by applicable stock exchanges or are received from other reliable sources; policy and mortgage loan carrying amounts approximate fair value; investments in partnerships and trusts are based on external market valuations from partnership and trust management; and other policy claims and benefits payable are determined by estimating future cash flows discounted at the current market rate.

3.  INCOME TAX
Hartford Life is included in ITT Hartford Group's consolidated U.S. Federal income tax return and remits to (receives from) ITT Hartford Group, Inc. a current income tax provision (benefit) computed in accordance with the tax sharing arrangements between its insurance subsidiaries. The effective tax rate was 32% in 1995 and 1994, and approximates the U.S. statutory tax rate of 35% in 1993.

The provision for income taxes was as follows:

                                          FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------
                                            1995      1994      1993
                                          -------   -------   -------
INCOME TAX EXPENSES
  Current                                    $211      $185      $190
  Deferred                                   (149)     (120)     (115)
                                          -------   -------   -------
                                   TOTAL      $62       $65       $75
                                          -------   -------   -------
                                          -------   -------   -------

INCOME TAX PROVISION
  Tax provision at U.S. statutory rate        $67       $71       $76
  Tax-exempt income                            (3)       (3)        0
  Foreign tax credit                           (4)       (1)        0
  Other                                         2        (2)       (1)
                                          -------   -------   -------
               PROVISION FOR INCOME TAX       $62       $65       $75
                                          -------   -------   -------
                                          -------   -------   -------

Income taxes paid  were $162, $244, and $301 in 1995, 1994, and 1993 respectively. The current taxes due from Hartford Fire were $8 and $46 in 1995 and 1994, respectively.

Deferred tax assets(liabilities) include the following:

                                                           DECEMBER 31,
                                                      --------------------
                                                        1995        1994
                                                      ---------   ---------
       Tax deferred acquisition costs                    $410        $284
       Book deferred acquisition costs and reserves       138        (134)
       Employee benefits                                    8           7
       Unrealized net loss on investments                  32         353
       Investments and other                             (168)         80
                                                      ---------   ---------
                            TOTAL DEFERRED TAX ASSET     $420        $590
                                                      ---------   ---------
                                                      ---------   ---------



Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided on this deferred income. The balance for tax return purposes of the Policyholders' Surplus Account as of December 31, 1995 was $37.

4.  REINSURANCE
Hartford Life cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve Hartford Life of its primary liability. Hartford Life also assumes insurance from other insurers. Group life and accident and health insurance business is substantially reinsured to affiliated companies.

Life insurance net retained premiums were comprised of the following:

                                             YEAR ENDED DECEMBER 31,
                                          ---------------------------
                                            1995      1994      1993
                                          -------   -------   -------
  Gross premiums                           $1,545    $1,316    $1,135
  Insurance assumed                           591       299        93
  Insurance ceded                             649       515       481
                                          -------   -------   -------
                   NET RETAINED PREMIUMS   $1,487    $1,100      $747
                                          -------   -------   -------
                                          -------   -------   -------

Life reinsurance recoveries, which reduced death and other benefits, for the years ended December 31, 1995, 1994 and 1993 approximated $220, $164, and $149, respectively.

In December 1994, Hartford Life assumed from a third party approximately $500 of corporate owned life insurance reserves on a coinsurance basis. In December 1995, this block of business was reinsured to HLRe utilizing modified coinsurance, with the assets and policy liabilities placed in a separate account. In October 1994, HLRe recaptured approximately $500 of corporate owned life insurance from a third party reinsurer. Subsequent to this transaction, Hartford Life and HLRe restructured their coinsurance agreement from coinsurance to modified coinsurance, with the assets and policy liabilities placed in the separate account. These transactions did not have a material impact on consolidated net income.

Also in December 1994, ILA ceded to a third party $1.0 billion in individual fixed and variable annuities on a modified coinsurance basis. In December 1995, Hartford Life ceded approximately $1.2 billion in individual variable annuities on a modified coinsurance basis to a third party. These transactions did not have a material impact on consolidated net income.

In May 1994, Hartford Life assumed the life insurance policies and the individual annuities of Pacific Standard with reserves and account values of approximately $400. Hartford Life received cash and investment grade assets to support the life insurance and individual annuity contract obligations assumed.

In November 1993, ILA acquired, through an assumption reinsurance transaction, substantially all of the individual fixed and variable annuity business of HLA. As a result of this transaction, the assets and liabilities of Hartford Life increased approximately $1 billion. The excess of liabilities assumed over assets received, of $2, was recorded as a decrease to capital surplus. The remaining $41 in assets and liabilities were transferred in October 1995. The impact on consolidated net income was not significant.

In August 1993, Hartford Life received assets of $300 for assuming the group COLI contract obligations of Mutual Benefit Life Insurance Company, through an assumption reinsurance transaction. Under the terms of the agreement, Hartford Life coinsured back 75% of the liabilities to Mutual Benefit Life Insurance Company. All assets supporting Mutual Benefit's reinsurance liability to Hartford Life are placed in a "security trust", with Hartford Life as the sole beneficiary. The impact on 1993 consolidated net income was not significant.

5.  PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS
Hartford Life's employees are included in Hartford Fire's noncontributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. Hartford Life's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of Hartford Life's group pension contracts. The cost to Hartford Life was approximately $2, $2, and $3 in 1995, 1994 and 1993, respectively.

Hartford Life provides certain health care and life insurance benefits for eligible retired employees. A substantial portion of Hartford Life's employees may become eligible for these benefits upon retirement. Hartford Life's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average company contributions. Hartford Life has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense, allocated by Hartford Fire were immaterial for 1995, 1994, and 1993 respectively.

The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 10.1% for 1995, decreasing ratably to 6.0% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of the covered employees.

6.   BUSINESS SEGMENT INFORMATION

                                       YEAR ENDED DECEMBER 31
                                     --------------------------
                                      1995      1994      1993
                                     ------    ------    ------
REVENUES
    Individual Life and Annuity        $797      $691      $595
    Asset Management Services           734       789       794
    Specialty Insurance Operations    1,273       919       425
                                     ------    ------    ------
                   TOTAL REVENUES    $2,804    $2,399    $1,814
                                     ------    -------   ------
                                     ------    -------   ------

---------------------------------------------------------------
---------------------------------------------------------------

                                       YEAR ENDED DECEMBER 31
                                       ------------------------
                                       1995      1994      1993
                                     ------     -------   -----
INCOME BEFORE INCOME  TAX EXPENSE
    Individual Life and Annuity        $236      $139      $129
    Asset Management Services           (79)       38        71
    Specialty Insurance Operations       34        26        18
                                     ------    ------    ------
        TOTAL INCOME BEFORE INCOME
          TAX EXPENSE                  $191      $203      $218
                                     ------    ------    ------
                                     ------    ------    ------

---------------------------------------------------------------
---------------------------------------------------------------

                                      YEAR ENDED DECEMBER 31
                                    ---------------------------
                                     1995      1994      1993
                                    -------   -------   -------
IDENTIFIABLE ASSETS
    Individual Life and Annuity     $36,741   $26,668   $19,147
    Asset Management Services        13,962    13,334    12,416
    Specialty Insurance Operations   13,494     7,847     6,723
                                    -------   -------   -------
        TOTAL IDENTIFIABLE ASSETS   $64,197   $47,849   $38,286
                                    -------   -------   -------
                                    -------   -------   -------

7.  STATUTORY NET INCOME AND SURPLUS
  Substantially all of the statutory surplus is permanently reinvested or is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Statutory net income and surplus as of December 31 were:

                                         1995      1994      1993
                                       --------- --------  --------
    Statutory net income                    $112      $58       $63
    Statutory surplus                     $1,125     $941      $812

8.  SEPARATE ACCOUNTS
  Hartford Life maintains separate account assets and liabilities totaling $36.3 billion and $22.8 billion at December 31, 1995 and 1994, respectively which are reported at fair value. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $25.9 billion and $14.8 billion at December 31, 1995 and 1994, respectively, wherein the policyholder assumes the investment risk, and guaranteed separate account assets totaling $10.4 billion and $8.0 billion at December 31, 1995 and 1994, respectively, wherein Hartford Life contractually guarantees either a minimum return or account value to the policyholder. Included in the non-guaranteed category are policy loans totaling $1.7 billion and $0.5 billion at December 31, 1995 and 1994, respectively. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not reflected in the Consolidated Statements of Income. Separate account management fees, net of minimum guarantees, were $387, $256, and $189, in 1995, 1994, and 1993, respectively.

  The guaranteed separate accounts include modified guaranteed individual annuity, and modified guaranteed life insurance. The average credit interest rate on these contracts is 6.62%. The assets that support these liabilities were comprised of $10.4 billion in bonds at December 31, 1995. The portfolios are segregated from other investments and are managed so as to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, individual annuity and modified guaranteed life insurance contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using a variety of derivatives which totaled $133 million in carrying value and $2.7 billion in notional amounts at December 31, 1995.

9.  COMMITMENTS AND CONTINGENCIES
  In August 1994, Hartford Life renewed a two year note purchase facility agreement which in certain instances obligates Hartford Life to purchase up to $100 million in collateralized notes from a third party. Hartford Life is receiving fees for this commitment. At December 31, 1995, Hartford Life had not purchased any notes under this agreement.

  Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on Hartford Life under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. Hartford Life paid guaranty fund assessments of approximately $10, $8 and $6 in 1995, 1994, and 1993, respectively.

  Hartford Life is involved in various legal actions, some of which involve claims for substantial amounts. In the opinion of management the ultimate liability with respect to such lawsuits, as well as other contingencies, is not considered material in relation to the consolidated financial position of Hartford Life.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
   SCHEDULE I - SUMMARY OF INVESTMENTS (OTHER THAN INVESTMENTS IN AFFILIATES)
                             AS OF DECEMBER 31, 1995
                                  (IN MILLIONS)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

                                                                                   FAIR          REPORTED ON
                                                                 COST              VALUE         BALANCE SHEET
                                                              --------------    -------------  -----------------
FIXED MATURITIES
  Bonds
   U.S. Government and government agencies and authorities
    Guaranteed and sponsored                                           $502           $497           $497
    Guaranteed and sponsored - asset backed                           3,568          3,391         $3,391

   States, municipalities and political subdivisions                    201            202           $202
   International governments                                            291            306           $306
   Public utilities                                                     949            976           $976
   All other corporate                                                5,056          5,134         $5,134
   All other corporate - asset backed                                 3,065          3,086         $3,086
   Short-term investments                                               808            808           $808
                                                                 ----------      ---------      ---------
                                   TOTAL FIXED MATURITIES           $14,440        $14,400        $14,400


EQUITY SECURITIES
  Common stocks - industrial, miscellaneous and all other                61             63             63

                    TOTAL FIXED MATURITIES AND EQUITY SECURITIES    $14,501        $14,463        $14,463

POLICY LOANS                                                          3,381          3,381          3,381
MORTGAGE LOANS                                                          265            265            265
OTHER INVESTMENTS                                                       156            159            156
                                                                  ---------       --------        -------
                                   TOTAL INVESTMENTS                $18,303        $18,268        $18,265
                                                                  ---------       --------        -------
                                                                  ---------       --------        -------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Fair value for stocks and bonds approximate those quotations published by applicable stock exchanges or are received from other reliable sources. The fair value for short-term investments approximates cost.

Policy and mortgage loans carrying amounts approximate fair value.

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   SCHEDULE III - SUPPLEMENTAL INSURANCE INFORMATION
                                    (in millions)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Amort. of
                             Deferred    Future      Other      Premiums and       Net      Benefits, Claims   Deferred     Other
                              Policy     Policy   Policyholder      Other       Investment    and Claim Adj.    Policy    Insurance
                            Acq. Costs  Benefits     Funds      Considerations    Income         Expenses     Acq. Costs   Expenses
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------
                                   As of December 31, 1995                          Year ended December 31, 1995

Individual Life and Annuity     $2,088      $706        $4,371            $514        $283              $277        $176       $108
Asset Management Services           87     1,169         8,942              51         683               722          23         68
Specialty Insurance
 Operations                         13       498         9,285             922         351               423           0        816
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------
                     TOTAL      $2,188    $2,373       $22,598          $1,487      $1,317            $1,422        $199       $992
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------

                                   As of December 31, 1994                          Year ended December 31, 1994

Individual Life and
 Annuity                        $1,708      $582        $4,257            $492        $199              $334        $137        $80
Asset Management Services          101       845        10,160              39         750               695           8         48
Specialty Insurance
 Operations                          0       463         6,911             569         350               376           0        518
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------
                     TOTAL      $1,809    $1,890       $21,328          $1,100      $1,299            $1,405        $145       $646
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------

                                   As of December 31, 1993                          Year ended December 31, 1993

Individual life and Annuity     $1,237      $428        $3,535            $423        $172              $249         $97       $120
Asset Management Services           97       703         9,026              35         759               662          16         45
Specialty Insurance
 Operations                          0       528         5,673             289         136               135           0        272
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------
                     TOTAL      $1,334    $1,659       $18,234            $747      $1,067            $1,046        $113       $437
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------
                            ----------  --------  ------------  --------------  ----------  ----------------  ----------  ---------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Investment income is allocated to the reportable division based on each division's share of investable funds or on a direct basis, where applicable, including realized capital gains and losses.

Benefits, claims and claims adjustment expenses include the increase in liability for future policy benefits and death, disability and other contract benefits payments.

Other insurance expenses are allocated to the division based upon specific identification, where possible.

                   HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                              SCHEDULE IV - REINSURANCE
                                    (in millions)

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                                                   Percentage of
                                        Gross       Ceded to          Assumed from        Net      Amount Assumed
                                       Amount    Other Companies     Other Companies     Amount     to Net Amount
                                      --------  -----------------   -----------------   --------  ----------------
YEAR ENDED DECEMBER 31, 1995

LIFE INSURANCE IN FORCE               $182,716           $112,774             $26,996    $96,938             27.8%

PREMIUMS AND OTHER CONSIDERATIONS
 Individual Life and Annuity              $549               $163                $122       $508             24.0%
 Asset Management Services                  51                  0                   0         51              0.0%
 Specialty Insurance Operations            632                162                 452        922             49.0%
                                           313                324                  17          6            283.3%
                                      --------  -----------------   -----------------   --------
                               TOTAL    $1,545               $649                $591     $1,487             39.7%
                                      --------  -----------------   -----------------   --------
                                      --------  -----------------   -----------------   --------

YEAR ENDED DECEMBER 31, 1994

LIFE INSURANCE IN FORCE               $136,929            $87,553             $35,016    $84,392             41.5%

PREMIUMS AND OTHER CONSIDERATIONS
 Individual Life and Annuity              $448                $71                $106       $483             21.9%
 Asset Management Services                  39                  0                   0         39              0.0%
 Specialty Insurance Operations            521                140                 188        569             33.0%
 Accident and Health                       308                304                   5          9             55.6%
                                      --------  -----------------   -----------------   --------
                               TOTAL    $1,316               $515                $299     $1,100             27.2%
                                      --------  -----------------   -----------------   --------
                                      --------  -----------------   -----------------   --------

YEAR ENDED DECEMBER 31, 1993

LIFE INSURANCE IN FORCE                $93,099            $71,415             $27,067    $48,751             55.5%

PREMIUMS AND OTHER CONSIDERATIONS
 Individual Life and Annuity              $417                $85                 $91       $423             21.5%
 Asset Management Services                  25                  0                   0         25              0.0%
 Specialty Insurance Operations            386                 97                   0        289              0.0%
 Accident and Health                       307                299                   2         10             20.0%
                                      --------  -----------------   -----------------   --------
                               TOTAL    $1,135               $481                 $93       $747             12.4%
                                      --------  -----------------   -----------------   --------
                                      --------  -----------------   -----------------   --------

